EXHIBIT 16(a)
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                              JOINT CODE OF ETHICS
                              EFFECTIVE: 04/01/2004

I.        BACKGROUND

          1. This Joint Code of Ethics ("Code") has been adopted by USAA Investment Management Company ("IMCO"), USAA Shareholder Account Services ("SAS") and each of the USAA Funds (as defined in
              Appendix A) in order to comply with Rule 17j-1 under the Investment Company Act of 1940 which requires that every investment company and its investment adviser adopt such a Code in order to regulate the personal investing activities of its personnel.

          2. The purposes of this Code are to implement the provisions of Rule 17j-1 under the Investment Company Act of 1940, as amended, in particular to prohibit fraudulent, deceptive or manipulative acts by fund personnel in connection with their personal transactions in Covered Securities held or to be acquired by the USAA Funds and in connection with their personal transactions in Reportable USAA Funds, and to avoid conflicts of interest so that the best interests of investors in the USAA Funds and other clients of IMCO ("other IMCO-managed accounts") as well as USAA members and customers will be served.

          3.  In   adopting   this  Code,   the  Boards  of   Directors/Trustees
              (hereinafter "Board of Directors") of IMCO, SAS and the USAA Funds emphasize that all persons covered by this Code must agree:

              (a) to place the  interests  of USAA Fund  shareholders  and other
                  IMCO-managed accounts above their own personal interests;

              (b) to refrain,  in the conduct of all of their personal  affairs, from taking any inappropriate advantage of their positions with IMCO, SAS and the USAA Funds;

              (c) to comply with the Federal Securities Laws; and

              (d) to conduct all  "personal  securities  transactions"  so as to fully comply with the provisions of this Code in order to avoid any actual or even apparent conflict or claim of a conflict of interest or abuse of such person's position with IMCO, SAS and the USAA Funds.

          4. This Code is intended to be administered together with the "Policy Statement Concerning Insider Trading" (the "IMCO Insider Trading Policy") as adopted and revised, from time to time, by IMCO, as well as the "USAA Policy Statement and Procedures on Conflict of Interest and Business Ethics" (the "USAA Conflicts


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              Policy") as adopted and revised,  from time to time, by the United
              Services Automobile Association ("USAA").

          5.  In adopting this Code, the Boards of Directors have considered:

              (a) how the Code's  restrictions  and  procedures as to compliance should be framed in light of IMCO's and SAS's legal and ethical obligations to the USAA Funds and all other IMCO-managed accounts;

              (b) the overall nature of the USAA Funds' operations; and

              (c) issues and concerns  raised by transactions in different kinds of securities, and by the personal securities transactions of different categories of personnel (including portfolio managers, analysts, traders, fund accountants, other investment personnel, and all "access persons" in general).

          6. The Boards of Directors of all entities that have adopted this code have determined that the Code contains provisions reasonably necessary to prevent Access Persons from engaging in Unlawful Actions or Impermissible Conduct and provides for the fair, just and equitable treatment of all of the officers, directors and employees who will be affected by this Code.

II.       DEFINITIONS

          For the definitions of important terms used throughout this Code, see "Appendix A."

III.      CODE OF ETHICS COMMITTEE

          1.  PURPOSE, AUTHORITY AND RESPONSIBILITIES
              A Code of Ethics Committee ("Committee") has been established which has authority and responsibility to interpret, adopt and implement procedures designed to ensure compliance with this Code. The Corporate Governance Committees of the USAA Funds receive recommendations from the Code of Ethics Committee concerning the interpretation, adoption of amendments and implementation of procedures designed to ensure compliance with the Code by the USAA Funds.

              The Committee shall perform an annual review of the Code and the IMCO Insider Trading Policy to discuss (1) what, if any, changes to the Code or the IMCO Insider Trading Policy may be appropriate; and (2) compliance with the Code or the IMCO Insider Trading Policy over the previous year.

              Upon completion of the annual review, the Chief Compliance Officer, on behalf of the Committee and the Funds, shall prepare an annual written report to the Boards of Directors that at a minimum (1) summarizes existing procedures contained in the Code and the IMCO Insider Trading Policy and any changes in the procedures made during the past year; (2) describes any issues arising under the Code or procedures

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              since the last report to the Boards of Directors,  including,  but not limited to, information about material violations of the Code or procedures and sanctions imposed in response to the material violations; (3) identifies any recommended changes in existing restrictions or procedures based upon IMCO's experience under the Code or IMCO Insider Trading Policy, evolving industry practices, or developments in applicable laws or regulations; and (4) certifies that the USAA Fund, investment adviser or principal underwriter, as applicable, has adopted procedures reasonably necessary to prevent Access Persons from violating the Code.

              In conjunction with its annual review of the Code, the Committee also shall provide a report to the Corporate Governance Committees of the USAA Funds summarizing the provisions of the Code as they apply to the disinterested directors/trustees and proposing any changes to the Code as it applies to disinterested directors/trustees.

              The Committee Charter contains provisions that will be of interest to all persons covered by this Code. Copies of the Charter will be furnished by the Chief Compliance Officer upon request and should be treated as the confidential property of IMCO.

          2.  VIOLATIONS;   INVESTIGATIONS;   EMPLOYMENT-RELATED  SANCTIONS;
              DISGORGEMENT

              The Committee Charter authorizes the Committee to investigate as well as to conduct informal hearings (including the power to call individuals as witnesses) to determine whether violations of this Code have been committed by any persons subject thereto. In the event that a substantive violation of this Code is determined to have occurred, the Charter grants the Committee authority to impose certain employment-related sanctions listed therein.

              Authority is also granted to the Committee to issue directions, by way of disgorgement of any security or money, and to take whatever further enforcement action the Committee deems prudent and necessary to see that violations are fully and adequately rectified.

IV.       AFFIRMATIVE OBLIGATIONS

          1.  IMCO shall:

              (a) maintain a list of all "access persons," to be updated as soon as practicable, but no less frequently than on a monthly basis; and

              (b) issue timely notice to all employees of their  addition to, or removal from, such list.

          2.  REPORTING PERSONS
              Upon initial employment or association with IMCO, SAS or other entity designated by the Chief Compliance Officer (SEE sub-paragraphs (a) and (b) below), and no less frequently than annually thereafter (SEE sub-paragraphs (a) to (c) below), all reporting

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              persons shall be informed of all reporting obligations required by this Code and shall:

              (a) affirm  in  writing  their  receipt  of,   familiarity   with,
                  understanding of, and agreement to comply with:

                  (i) those provisions of this Code that pertain to them; and

                  (ii) all provisions of the IMCO Insider Trading Policy.

              (b) agree in writing to report any  violations of this Code to the
                  Chief Compliance Officer and cooperate with any investigations or inquiries to determine whether substantive violations of this Code, or of the above-referenced related policy statement, have occurred.

              (c) certify in writing  compliance  with those  provisions of this
                  Code (including, in particular, the transaction reporting requirements of the Code), and the above-referenced related policy statement, at all times since the effective date of such person's last such certification.

          3.  INTERESTED ACCESS PERSONS
              All interested access persons shall make prompt oral or written disclosure to the Chief Compliance Officer as well as the department head in his or her area of the firm of any actual or apparent material conflict(s) of interest which the interested access person may have with regard to any Covered Security in which he or she has a direct or indirect beneficial ownership interest and which he or she knows, or has reason to know, is the subject of a buy, sell or hold recommendation to or concerning any USAA Fund or other IMCO-managed account.

V.        RESTRICTIONS AS TO GIFTS, ETC. AND DIRECTORSHIPS

          1.  GIFTS, GRATUITIES, FAVORS, AWARDS OR OTHER BENEFITS
              In addition to those provisions of the USAA Conflicts Policy and NASD Conduct Rules relating to the receipt of gifts and other benefits, all reporting persons other than disinterested directors/trustees are prohibited from receiving any gift, gratuity, favor, award or other item or benefit having a market value in excess of $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of IMCO, SAS or any USAA Fund. Business-related entertainment such as meals, tickets to the theater or a sporting event which are infrequent and of a non-lavish nature are excepted from this prohibition.

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          2.  DIRECTORSHIPS.

              (a) GENERAL RULE
                  Interested access persons are and shall hereby be prohibited from serving on the board of directors of any publicly traded company absent prior written approval by the Code of Ethics Committee.

              (b) APPLICATIONS FOR APPROVAL
                  Applications for approval of service as a director of a publicly traded company shall be directed, in writing, to the office of the Chief Compliance Officer for prompt forwarding to the Code of Ethics Committee. In dealing with such applications, the Committee shall consider all factors which it deems to be pertinent to the request. Approvals, once granted, may be revoked, in the discretion of the Committee, at any time and upon no prescribed advance notice.

              (c) SUBSEQUENT INVESTMENT MANAGEMENT ACTIVITIES
                  Whenever any interested access person is granted approval to serve as a director of a publicly traded company he or she shall personally refrain from participating in any deliberations, recommendations, or considerations of whether or not to recommend that any securities of that company be purchased, sold or retained in the investment portfolio of any USAA Fund or other IMCO-Managed Account. All appropriate portfolio managers are to be advised in writing by the Chief Compliance Officer that specific interested access person is to be excluded from such decisions.

VI.       RESTRICTIONS ON PERSONAL INVESTING ACTIVITIES

          1.  REPORTABLE USAA FUNDS
              All persons covered by this Code must always conduct their personal investing activities in Reportable USAA Funds lawfully, properly and responsibly, and are encouraged to adopt long-term investment strategies in Reportable USAA Funds that are consistent with their financial resources and objectives. IMCO discourages short-term trading strategies.

              Excessive Trading in Reportable USAA Funds by Access Persons is not permitted. Access Persons must hold their investments in Reportable USAA Funds in brokerage accounts with USAA Investment Management Company or in accounts with the Reportable USAA Funds' transfer agent.

              Any Access Person covered by this Code who is identified as having engaged in Excessive Trading in Reportable USAA Funds will be reported to the Code of Ethics Committee for a determination of disciplinary action under Section III. 2. unless such person can demonstrate to the Code of Ethics Committee in writing that a BONA FIDE and sufficient personal or family economic hardship exists warranting the gravity of an exception.

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          2.  INITIAL PUBLIC OFFERINGS
              No interested access person or IMCO-NASD registered employee shall effect or be permitted to effect the purchase of a security from the issuer, or any member of the underwriting syndicate or selling group, in and during the course of any initial public offering by or on behalf of the issuer of such security.

          3.  LIMITED OFFERING TRANSACTIONS

              (a) GENERAL RULE
                  No interested access person may purchase a security in a limited offering transaction without obtaining the advance written approval of the Chief Compliance Officer.

              (b) EXCEPTION
                  In determining whether or not to grant approval of participation in a limited offering, the Chief Compliance Officer is directed to consider, among any other pertinent factors:

                  (i) whether the investment opportunity is available to, and should be reserved solely for, the USAA Funds; and

                  (ii) whether  the  opportunity  is or seems to have  been made available to the access person due to or by virtue of the position which he or she holds with IMCO and/or the USAA Funds.

              (c) SUBSEQUENT INVESTMENT MANAGEMENT ACTIVITIES

                  (i) Interested access persons who are granted advance written approval to purchase a security in a limited offering transaction shall timely comply with the continuing
                       disclosure   requirements  of  paragraph  IV.3  above  in
                       connection with any actual or apparent conflict(s) of interest that might otherwise arise should IMCO, any USAA Fund or any other IMCO-managed account consider for purchase, sale or retention of any security whatsoever issued by the same issuer.

                  (ii) In   adopting   this   Code,   IMCO    acknowledges   its
                       responsibility to monitor activities of the firm and those of its interested access persons to ensure that investment decisions on behalf of the USAA Funds and/or any other IMCO-managed account relating to any Covered Security whatsoever of an issuer with respect to which an interested access person has obtained pre-acquisition approval will be subject to independent review by senior IMCO investment personnel having no personal interest in the issuer or any of its securities.


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          4.  PERSONAL SECURITIES TRANSACTION "BLACK-OUT" TRADING RESTRICTIONS

              (a) PROHIBITED TRADING "BLACK-OUT" PERIODS
                  The  following  categories  of  personnel  are  subject to the
                  following   self-operative   restrictions  upon  execution  of
                  personal securities transactions by or on their behalf:

                  (i) "PENDING ORDER" RESTRICTION Subject only to the exceptions noted in sub-paragraph (b) below, no pre-clearance personnel or affected access person may effect a personal securities transaction in a Covered Security with respect to which any USAA Fund or other IMCO-managed account has outstanding a purchase or sale order (the "PENDING ORDER") regarding the same Covered Security or any equivalent security.

                  (ii) 14-DAY  RESTRICTION  No  portfolio  manager  may effect a personal securities transaction within seven calendar days before, or seven (7) calendar days after, the trade date of a purchase or sale of the same Covered Security or any equivalent Covered Security by or on behalf of any USAA Fund or other IMCO-managed account for which he or she serves as portfolio manager.

                  In the event that a personal securities transaction is effected in contravention of either of the two foregoing restrictions, the pre-clearance personnel, affected access person, or portfolio manager involved shall, as soon as practicable after becoming aware of the violative nature of his or her personal transaction (IRRESPECTIVE OF ANY PRE-EXECUTION CLEARANCE WHICH MAY HAVE BEEN PREVIOUSLY GRANTED FOR THE TRANSACTION), promptly (1) advise the office of the Chief Compliance Officer of the violation, and (2) comply with whatever directions, by way of disgorgement, which the Chief Compliance Officer may issue in order for the violation to be fully and adequately rectified.

          (b) EXCEPTIONS TO THE "PENDING ORDER" TRADING RESTRICTION
              The Chief Compliance Officer may and is hereby authorized to grant, absent circumstances inconsistent with the recitals to this Code, exception and relief to pre-clearance personnel or affected access persons from the trading restriction established by sub-paragraph (a)(i) above where the pending order:

              (i) has  been  placed  by or on  behalf  of a USAA  Fund or  other
                  IMCO-managed account, the investment objective of which is to substantially replicate the performance of a broad-based, publicly-traded market basket of common stocks (E.G., the Standard & Poor's 500 Composite Stock Index); or

              (ii)relates to the common stock of an issuer  included  within the
                  Standard & Poor's 500 Composite Stock Index, AND the pre-clearance personnel or affected access person's requested trade does not, when aggregated with any and all such other like trades in the same Covered Security or any equivalent


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                  Covered  Security  during the  previous  thirty (30)  calendar days, exceed a total of 500 shares.

          5.  SHORT-TERM MATCHED PROFIT TRANSACTIONS FOR PRE-CLEARANCE
              PERSONNEL.

              (a) PROHIBITED TRANSACTIONS
                  Subject  to  the  exceptions  noted   immediately   below,  no
                  pre-clearance   personnel  shall  engage  in  any  "short-term
                  matched profit transaction" within the meaning of this Code.

                  (i) Pre-clearance personnel should note that this prohibition is intended to apply to all instances of short-term (i.e., 60 calendar days or less) security "short-selling," as well as short-term investment activities (of a hedging, as well as a speculative nature) in or involving options.

              (b) EXCEPTIONS
                  The Chief Compliance Officer may, and is hereby granted authority to determine, in his or her discretion, to except a given personal securities transaction from the prohibition established by the foregoing sub-paragraph in cases where:

                  (i) the transaction, and any earlier personal securities transaction with which it may be matched over the most recent 60 calendar days, do not appear to evidence actual abuse of a conflict of interest with any USAA Fund or other IMCO-managed account (as, for example, where the Covered Security(ies) involved have not recently been held, traded or actively considered for investment or trading by such accounts); or

                  (ii) the pre-clearance  personnel demonstrate that a BONA FIDE and sufficient personal or family economic hardship exists warranting the granting of such an exception.

                  Exceptions   should   be   granted   only   upon   meritorious
                  circumstances and, if granted, are to be promptly reported, in writing, to the Code of Ethics Committee.

VII.  PRE-EXECUTION CLEARANCE OF PERSONAL SECURITIES TRANSACTIONS

          1.  REQUIREMENT TO SEEK AND OBTAIN PRE-EXECUTION CLEARANCE
              All pre-clearance personnel shall, as a pre-condition to the execution of any personal securities transaction in a Covered Security, be required to seek and obtain the express approval of such action by the Chief Compliance Officer (or such officer's delegate), which approval may be in oral or written form, as the pre-clearance personnel elects. Should oral approval be sought, such pre-clearance personnel shall be bound by the written record made thereof by the Chief Compliance Officer (or such officer's delegate).

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              Access  persons,  other  than those  which are also  pre-clearance personnel, shall not be required to seek and obtain the express approval of the execution of any personal securities transaction in a Covered Security provided that at the time of execution of the given personal securities transaction, they have no actual knowledge regarding whether or not the Covered Security at issue or any equivalent Covered Security has, at any time during the previous fifteen calendar days, been either (1) purchased or sold, or (2) actively considered for purchase or sale, by or on behalf of any USAA Fund or other IMCO-managed account. Should such access person believe that he or she is, in fact, in possession of such knowledge with respect to a contemplated personal securities transaction, the transaction may not occur without pre-execution clearance as prescribed in the preceding paragraph.

          2.  PROCEDURES FOR PROCESSING SUCH REQUESTS.

              (a) PRE-CLEARANCE PROCEDURES
                  In making requests for pre-execution clearance, pre-clearance personnel or affected access persons will be required to furnish whatever information is called for by the office of the Chief Compliance Officer.

              (b) CHIEF COMPLIANCE OFFICER PROCEDURES.

                  (i) IMCO TRADER AND PORTFOLIO MANAGER CONSIDERATION. Before a decision is made concerning a pre-execution clearance request, the Chief Compliance Officer or his or her delegate shall make such inquiries as are reasonably necessary to determine whether the proposed transaction would violate any express provision of this Code, or would otherwise give rise to an actual or apparent material conflict of interest, and shall take such action as may be consistent with such determination.

          3.  EFFECT OF PRE-EXECUTION CLEARANCE
              Approval of a request for pre-execution clearance shall not operate as a waiver, satisfaction or presumption of satisfaction of any other provision of this Code, but only as evidence of a pre-clearance personnel or affected access person's good faith, which may be considered by the Code of Ethics Committee should a violation of any other provision of this Code be determined to have occurred.

          4.  LIMITATIONS UPON EXECUTION OF APPROVED TRANSACTIONS
              The Code of Ethics Committee shall be authorized to establish terms and conditions upon which all approved personal securities transactions may be executed. Such terms and conditions may be amended, from time to time, and, where practicable, shall be stated on the pre-execution clearance request form. At a minimum, such terms and conditions shall include requirements that the pre-clearance personnel or affected access person acknowledge, by signing the request form:

              (a) his or her responsibility,  pursuant to paragraph VIII.4(a) of this Code, to ensure that the executing  broker-dealer (or its
                  clearing   broker)    simultaneously   provide   a

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                  duplicate  confirmation of the trade, when executed,  directly to the office of the Chief Compliance Officer;

              (b) his or her understanding and agreement that if, for any reason whatsoever, the approved request is not acted upon within the time frame allowed by the Chief Compliance Officer, the clearance shall be deemed to have lapsed and terminated, necessitating a further original request if the trade is still desired to be pursued by the pre-clearance personnel or affected access person; and

              (c) his or her  agreement to notify the Chief  Compliance  Officer if, having received approval, the pre-clearance personnel or affected access person subsequently determines not to pursue the approved trade.

          5.  DENIALS
              Grounds for denials of requests for pre-execution clearance will be provided by the Chief Compliance Officer, in writing, upon the pre-clearance personnel or affected access person's request form.

          6.  APPEALS

              (a) DISCRETIONARY
                  Pre-clearance personnel or affected access persons may appeal to the Code of Ethics Committee for a hearing as to reasons why a denial of pre-execution clearance by the Chief Compliance Officer should be overturned and reversed by the Committee. Whether or not such a hearing will be granted is totally within the discretion of the Committee.

              (b) PROCEDURES REGARDING APPEALS
                  Requests for an appeal must be in writing, stating all reasons therefor, and delivered to the office of the Chief Compliance Officer not later than seven (7) calendar days following the date of final denial of the pre-execution clearance request. Further procedures governing appeals are to be adopted by the Code of Ethics Committee and shall be furnished, upon request, by the office of the Chief Compliance Officer.

VIII. ADMINISTRATION OF JOINT CODE OF ETHICS

Reporting and disclosure requirements to effectuate and monitor compliance with this Code, the IMCO Insider Trading Policy, Rule 17j-1 under the Investment
Company Act of 1940, and Rules 204-2(a)(12) and (13) under the Investment Advisers Act of 1940.

          1.  ANNUAL REPORT TO BOARDS OF DIRECTORS

              Annually, a written report will be delivered to the Boards of Directors that: (1) describes any issues arising under the Code or procedures since the last report to the Board of Directors, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to the

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              material violations;  and (2) certifies that the Fund,  investment adviser or principal underwriter, as applicable, has adopted procedures reasonably necessary to prevent Access Persons from violating the Code.

          2. REVIEW AND APPROVAL OF THE JOINT CODE OF ETHICS BY THE BOARDS OF DIRECTORS

              (a) The Boards of Directors, including a majority of directors who are not interested persons of the USAA Funds, must review and approve any material changes to the Code.

              (b) A material  change to the Code must be  approved by the Boards of Directors no later than six months after adoption of the material change.

              (c) The Boards of Directors must base approval on a  determination that the Code contains provisions reasonably necessary to prevent interested access persons from engaging in Unlawful Actions or Impermissible Conduct.

          3.  INITIAL HOLDINGS REPORTS
              No later than 10 days after a person becomes an Access Person, the following information shall be provided to the Chief Compliance
              Officer: (a) the title, number of shares and principal amount of each Covered Security in which the Access Person had any direct or indirect beneficial ownership when the person became an Access Person; (b) the name of any broker, dealer or bank with whom the Access Person maintained an account in which any securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; (c) the fund name, number of shares and net asset value of each Reportable USAA Fund in which the Access Person had any direct or indirect beneficial ownership when the person became an Access Person; and (d) the date that the report is submitted by the Access Person.

          4.  BROKERAGE ACCOUNT CONFIRMATIONS AND STATEMENTS

              All reporting persons are required to ensure that the office of the Chief Compliance Officer is furnished duplicate copies of the following documents:

              (a) confirmations  issued by broker-dealers  upon the execution of all personal securities transactions in any Covered Security in which the reporting person had, at the time of the transaction, or by reason of the transaction acquired, any direct or indirect beneficial ownership interest in the Covered Security which were the subject of the transaction; and

              (b) any regular periodic or other statements  reflecting  personal securities transaction activity in any Covered Security within any account with a securities broker-dealer in which the reporting person has any direct or indirect beneficial ownership interest.

              In addition, all Access Persons are required to ensure that the office of the Chief Compliance Officer is furnished duplicate copies of the following documents:

              (a) confirmations  issued by broker-dealers  upon the execution of all personal securities transactions in any Reportable USAA Fund in which the reporting person had, at the time of the transaction, or by reason of the transaction acquired, any direct or indirect beneficial ownership interest in the Reportable USAA Fund which was the subject of the transaction; and

              (b) any regular periodic or other statements  reflecting  personal securities transaction activity in any Reportable USAA Fund within any account with a securities broker-dealer in which the reporting person has any direct or indirect beneficial ownership interest.

              Such copies shall be provided to the Chief Compliance Officer contemporaneously with the time that the reporting person receives his or her copies from the broker-dealer.

          5. TRANSACTIONS IN ACCOUNTS WITH THE REPORTABLE USAA FUNDS' TRANSFER AGENT
              Information regarding personal securities transactions by Access Persons in any Reportable USAA Fund held in an account with the Reportable USAA Fund's transfer agent will be provided directly to the office of the Chief Compliance Officer by the Reportable USAA Fund's transfer agent.

          6.  QUARTERLY REPORTS BY INTERESTED ACCESS PERSONS
              Every interested access person shall submit to the Compliance Department, on a calendar quarterly basis, a report (the "Quarterly Report") of all personal securities transactions. To facilitate preparation of this report, at the end of each calendar quarter the Compliance Department will provide each interested access person a listing of transactions for which the Compliance Department had received duplicate confirmations or other information during that quarter. An interested access person shall review and revise such listing as appropriate to satisfy this quarterly report requirement.

              Such quarterly report shall be submitted within ten (10) calendar days after the end of each calendar quarter. The Quarterly Report need not include any transactions in "excepted securities" as defined in Appendix A of this Joint Code of Ethics and shall be filed with the Compliance Department regardless of whether or not the interested access person had a beneficial ownership interest in any securities transactions during the quarter.

              The Quarterly Report shall contain the following information:

              (a) the date of the  transaction,  the  title  and the  number  of shares, the interest rate and maturity date (if applicable) and the principal amount of each Covered Security or Reportable USAA Fund involved;

              (b) the nature of the  transaction  (i.e.,  purchase,  sale or any other type of acquisition or disposition);

              (c) the price of the Covered  Security or Reportable  USAA Fund at which the transaction was effected; and

              (d) the name of the  broker,  dealer or bank with or through  whom the transaction was effected.

              (e) the date  that the  report  was  submitted  by the  interested access person.

              With respect to any account established by an interested access person in which any Covered Securities or Reportable USAA Funds were held during the quarter for the direct or indirect benefit of the interested access person:

              (1) the name of the broker, dealer, bank, or other entity (such as a mutual fund's transfer agent) with whom the interested access person established the account;

              (2) the date the account was established; and

              (3) the date  that the  report  was  submitted  by the  interested access person.

          7. Reports by access persons of transactions in shares of Covered Securities issued pursuant to dividend reinvestment plans and shares of Reportable USAA Funds issued pursuant to automatic investment and dividend/capital gain reinvestment plans:

              (a) Notwithstanding   that   transactions  in  shares  of  Covered
                  Securities issued pursuant to dividend reinvestment plans are excluded from the term "purchase or sale of a security" within the meaning of this Code, in order to facilitate IMCO's compliance with the books and records provisions of Rule 204-2(a)(12) and (13) under the Investment Advisers Act of 1940, all interested access persons shall be required to inform the office of the Chief Compliance Officer, in writing, of any transaction in Covered Securities issued pursuant to dividend reinvestment plans in which the interested access person has any direct or indirect beneficial ownership interest, not later than ten (10) calendar days after the end of the calendar quarter in which such transaction has occurred.

              (b) Transactions in Reportable USAA Funds effected  pursuant to an automatic investment or dividend/capital gain reinvestment plan do not need to be reported in Quarterly Reports. If an interested access person effects any transaction that overrides the pre-set schedule or allocations of the automatic investment or dividend/capital gain reinvestment plan, these transactions must be reported in the interested access person's Quarterly Report.

              (c) Notwithstanding  anything  to the  contrary  in this  Code,  a disinterested director/trustee shall not be required to report transactions in Covered Securities issued pursuant to a dividend reinvestment plan (regardless of whether the transaction is automatic), provided that at the time of execution of the transaction, the disinterested director/trustee has no actual knowledge regarding whether or not the Covered Security at issue, or any equivalent Covered Security has, at any time during the previous fifteen calendar days, been either (i) purchased or sold, or (ii) actively considered for purchase or sale, by or on behalf of any USAA Fund or other IMCO-managed account.

              Should a disinterested director/trustee believe that he or she is in fact in possession of such knowled ge with respect to a contemplated personal securities transaction, the transaction must be reported in the manner set forth in paragraph (a) above with respect to interested access persons.

          8.  ANNUAL HOLDINGS REPORTS
              Annually, the following information (which information must be current as of a date no more than 30 days before the report is submitted) must be submitted to the Chief Compliance Officer: (a) the title, number of shares and principal amount of each Covered Security in which the Interested Access Person had any direct or indirect beneficial ownership; (b) the name of any broker, dealer or bank with whom the Interested Access Person maintains an account in which any securities are held for the direct or indirect benefit of the Interested Access Person; (c) the fund name, number of shares and net asset value of each Reportable USAA Fund in which the Interested Access Person had any direct or indirect beneficial ownership; and (d) the date that the report is submitted by the Interested Access Person.

          9.  OTHER DISCLOSURE REQUIREMENTS
              Each reporting person shall be required to furnish upon his or her
              initial   association   with   IMCO  or  SAS  a   disclosure   and
              identification of:

              (a) all  accounts  with  securities  broker-dealers  in which  the
                  reporting   person   currently  has  any  direct  or  indirect
                  beneficial ownership interest;

              (b) any investment or other similar clubs or groups in which he or she wishes to participate in  (Participation  in such clubs or groups requires advance authorization and continuous compliance with such terms and conditions as the Chief Compliance Officer may impose); and

              (c) any regular outside business interest and/or activities of the reporting person (whether compensated or uncompensated), including any directorships within the purview of paragraph
                  V.2 above in which he or she currently serves provided, however, that sub-paragraphs (a) and (b) above shall not apply to disinterested directors/trustees.

              In addition, each Access Person shall be required to furnish upon his or her initial association with IMCO or SAS a disclosure and identification of all other accounts in which the Access Person holds any Reportable USAA Fund.

              Subsequent developments necessitating additions, deletions or other changes in the above information shall be brought by reporting persons to the attention of the office of the Chief Compliance Officer prior to the occurrence of developments within the scope of sub-paragraph (a) and (b) above, and promptly following occurrences within the scope of sub-paragraph (c) above. The information on file will be provided to persons to whom this Code applies on an annual basis by the office of the Chief Compliance Officer.

          10. EXEMPTION TO REPORTING REQUIREMENTS
              A person need not make an initial, quarterly or annual report under this section with respect to transactions effected for, and Covered Securities or Reportable USAA Funds held in, any account over which the person had no direct influence or control.

          11. REVIEW OF REPORTS
              The Chief Compliance Officer or his authorized designee shall review the above-described reports pursuant to procedures established by the Compliance Department. The Chief Compliance Officer shall report the results of his review to appropriate management personnel.

          12. RECORDKEEPING REQUIREMENTS
              The following records must be maintained by the office of the Chief Compliance Officer and shall be made available to the Commission or any representative of the Commission at any time and from time to time for reasonable periodic, special or other examination:

              (a) A copy of the code of ethics for each  organization that is in effect or was in effect within the past five years in an easily accessible place;

              (b) A record of any  violation  of the code of ethics,  and of any action taken as a result of the violation, must be maintained in an easily accessible place for at least five years after the end of the fiscal year in which the violation occurs;

              (c) A copy of each report  required to be made by an Access Person including any information provided in lieu of the reports (such as brokerage statements), must be maintained for at least five years after the end of the fiscal year in which the report is made or the information is provided, the first two years in an easily accessible place;

              (d) A record of all  persons,  currently  or within  the past five years, who are or were required to make reports under the code of ethics, or who are or were responsible for reviewing these reports, must be maintained in an easily accessible place;

              (e) A copy of each  report  to the  Boards  of  Directors  must be maintained for at least five years after the end of the fiscal year in which it is made, the first two years in an easily accessible place;

              (f) A record  of any  decision,  and the  reasons  supporting  the decision, to approve the acquisition by interested access person of securities under limited offerings, for at least five years after the end of the fiscal year in which the approval is granted; and

              (g) A copy of each written  affirmation  made in  accordance  with section IV.2 of this Code, for at least five years after the end of the fiscal year in which the affirmation was made, the first two years in an easily accessible place.

          13. DISCLOSURE REQUIREMENTS
              Appropriate disclosure information shall be provided, pursuant to applicable statutes, rules and regulations, with respect to the existence of this Code and provisions which permit personnel subject to this Code to invest in securities, including securities that may be purchased or held by the USAA Funds.

                            APPENDIX A - DEFINITIONS

As used within this Code, the following terms have the following meanings:

DEFINED PERSONS

1. "ACCESS PERSON" means any director, trustee or officer of IMCO, SAS and/or of any one or more of the USAA Funds, any advisory person and any other person designated by the Chief Compliance Officer.

2. "ADVISORY PERSON" means any employee of USAA or its subsidiaries who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of securities by any one or more of the USAA Funds or other IMCO-managed accounts, or whose functions relate to the making of recommendations with respect to such purchases or sales.

3. "AFFECTED ACCESS PERSON" means any access person who is required to seek pre-execution clearance of a personal securities transaction pursuant to paragraph VII.1 of this Code.

4. "DISINTERESTED DIRECTOR/TRUSTEE" means any director or trustee of a USAA Fund who is not an "interested person" of the Fund as the quoted term is defined by Section 2(a)(19)(A) of the Investment Company Act of 1940 and rules of the SEC thereunder.

5. "IMCO-NASD REGISTERED EMPLOYEE" means any officer or employee of IMCO, SAS or other USAA company affiliated with IMCO, who is licensed and registered with the National Association of Securities Dealers, Inc. ("NASD") to engage in one or more categories of securities brokerage activities subject to the supervision and control of IMCO.

6. "INTERESTED ACCESS PERSON" means any "access person" who is not a "disinterested director/trustee."

7. "INVESTMENT PERSONNEL" means any employee of the Fund or investment adviser (or of any company in a control relationship to the Fund or investment adviser) who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of specific securities by the Fund and any natural person who controls the Fund or investment adviser and who obtains information concerning recommendations made to the Fund regarding the purchase or sale of specific securities by the Fund.

8. "PORTFOLIO MANAGER" means any "access person" who, with respect to any USAA Fund or other IMCO-managed account, has or shares with any other person the primary responsibility for the day-to-day management of the investment portfolio of such Fund or account.

9. "PRE-CLEARANCE PERSONNEL" means (i) any investment personnel or portfolio manager, including, but not limited to, those investment personnel, portfolio managers and registered representatives working with USAA
      Private Investment Management, an advisory service of IMCO; (ii) any officer of IMCO (at the level of Assistant Vice President or higher), USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., or USAA State Tax-Free Trust; and (iii) the secretaries of those persons identified in subsections (i) and (ii) of this section.

10. "REPORTING PERSON" means any officer or director of any USAA Fund, any officer, director or employee of IMCO or SAS, any IMCO-NASD registered employee, any interested access person, and any other person designated by the Chief Compliance Officer.

DEFINED SECURITIES

11. "COVERED SECURITY" encompasses each of the following (but not an "Excepted Security" or a Reportable USAA Fund, each of which is separately defined below):

      o any note, stock, treasury stock, shares of a closed-end fund, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights;

      o   any  put,  call,  straddle,  option,  or  privilege  on  any  security
          (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof);

      o any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency; or

      o in general, any interest or instrument commonly known as a "security," or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

12. "EQUIVALENT COVERED SECURITY" means, with respect to another security (the "SUBJECT SECURITY"), any security of the same class as the reference security, as well as any option (including puts as well as calls), warrant, convertible security, subscription or stock appreciation right, or other right or privilege on, for or with respect to the subject security.

13.   "EXCEPTED SECURITY" means any:

      (a) security issued by the Government of the United States, bankers' acceptance, bank certificate of deposit, commercial paper, share of any open-end money market fund, or share of any other registered open-end investment company (other than a Reportable USAA Fund); and

      (b) any other form of "security" (such as, for example, investments in a 529 college savings plan) which the Code of Ethics Committee may hereafter identify as not presenting the sort of conflict of interest concerns which this Code is designed to obviate or control.

      In accordance with long-standing interpretations of the SEC, for purposes of sub-paragraph (a) above:

           (i) "security issued by the Government of the United States" shall NOT be deemed to include any indirect obligations of the Government of the United States (so-called "agency" obligations) with a remaining maturity in excess of 397 calendar days, but shall be deemed to include any obligations directly issued or guaranteed by the Government of the United States, irrespective of the obligation's initial or remaining maturity; and

           (ii) certain so-called "money-market instruments," including conventional repurchase agreements, U.S. Government agency obligations and obligations issued or guaranteed by foreign governments maturing within 397 calendar days from date of purchase, may also be deemed to be "excepted securities."

14. "SECURITY HELD OR TO BE ACQUIRED" means: any Covered Security that, within the most recent 15 days (i) Is or has been held by the Fund; or is being or has been considered by the USAA Fund or its investment adviser for purchase by the USAA Fund; and (ii) any option to purchase or sell, and any security convertible into or exchangeable for, a Covered Security described in paragraph (a)(10)(i) of this section.

15. "USAA FUNDS" means each and all of the following registered investment companies currently advised by IMCO, together with any series or portfolio thereof, as well as any such further registered investment company the board of directors or trustees of which adopts this Joint Code of Ethics:

          o     USAA Mutual Fund, Inc.
          o     USAA Investment Trust
          o     USAA Tax Exempt Fund, Inc.
          o     USAA State Tax-Free Trust
          o     USAA Life Investment Trust

16. "REPORTABLE USAA FUND" means any USAA Fund, other than the USAA Short-Term Bond Fund, the USAA Short-Term Fund, or any USAA money market fund.

DEFINED TRANSACTIONS

17. "EXCESSIVE TRADING" is defined as either (i) transactions in a Reportable USAA Fund that exceed six exchanges per account per calendar year or (ii) a combination of transactions in a Reportable USAA Fund which, when matched (on either a purchase-and-sale, or sale-and-purchase, basis) with any other such transaction (other than a transaction made pursuant to an automatic dividend reinvestment or automatic investment plan) by or on behalf of the same person in the same Reportable USAA Fund occurring within thirty (30) calendar days before or after the subject transaction.

18. "INITIAL PUBLIC OFFERING" means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration was not subject to Broker-Dealer reporting requirements of the Securities Exchange Act of 1934.

19. "LIMITED OFFERING" means an offering that is exempt from registration under state securities laws and under the Securities Act of 1933, such as transactions by an issuer not involving a public offering or sales of securities to accredited investors, or sales of securities to a limited number of investors or in limited dollar amounts.

20. "PERSONAL SECURITIES TRANSACTION" means the execution, either directly or indirectly, of any "purchase or sale of a security."

21. "PURCHASE OR SALE OF A COVERED SECURITY" shall include any bargain, contract or other arrangement including the writing of an option to purchase or sell a Covered Security, by which a person (other than a USAA Fund or other IMCO-managed account) purchases, buys or otherwise acquires, or sells or otherwise disposes of, a security in which he or she currently has or thereby acquires any direct or indirect beneficial ownership interest.

     Excepted from the definition of this term and from the coverage by this Code is any "purchase or sale of a security":

           (a) involving a security or securities account over which a person has no direct or indirect influence or control;

           (b) which is non-volitional on the part of the person by or for whom the transaction is effected;

           (c) which is effected pursuant to an automatic dividend reinvestment plan; or

           (d)  involving either:

                (i) the purchase of a security effected upon the exercise of one or more rights issued by an issuer PRO RATA to all holders of a class of its securities, if and only to the extent to which such rights were acquired directly from such issuer; or

                (ii)  the sale of any such rights so acquired.

22. "BENEFICIAL OWNERSHIP" and "BENEFICIAL OWNER" shall have the meanings accorded to them in "Appendix B" to this Code.

23. "SHORT-TERM MATCHED PROFIT TRANSACTION" means the combination of any "personal securities transaction" (the "SUBJECT TRANSACTION") in a Covered Security which, when matched (on either a purchase-and-sale, or sale-and-purchase, basis) with any other such transaction by or on behalf of the same person in the same (or any "equivalent") Covered Security occurring within sixty (60) calendar days before or after the subject transaction, results in actual trading profit for the person.

OTHER DEFINITIONS

24. "CHIEF COMPLIANCE OFFICER" means the AVP, Investment Management Administration & Compliance of IMCO, or any other individual designated by the Code of Ethics Committee to meet the responsibilities of such officer on an interim basis.

25. "FEDERAL SECURITIES LAWS" means the Securities Act of 1933, the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002, the Investment Company Act of 1940, the Investment Advisers Act of 1940, Title V of the Gramm-Leach-Bliley Act, any rules adopted by the Commission under any of these statutes, the Bank Secrecy Act as it applies to funds and investment advisers, and any rules adopted thereunder by the Commission or the Department of the Treasury.

26.  "UNLAWFUL  ACTIONS"  means it is unlawful for any  affiliated  person of or principal underwriter for a USAA Fund, or any affiliated person of an investment adviser of or principal underwriter for a USAA Fund, in connection with the purchase or sale, directly or indirectly, by the person of a Security Held or to be Acquired by the Fund: (1) to employ any device, scheme or artifice to defraud the Fund; (2) to make any untrue statement of a material fact to the Fund or omit to state a material fact necessary in order to make the statements made to the Fund, in light of the circumstances under which they are made, not misleading; (3) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on the Fund; or (4) to engage in any manipulative practice with respect to the Fund.

27. "IMPERMISSIBLE CONDUCT" means engaging in Excessive Trading in a Reportable USAA Fund.

28.  "COMMISSION" shall mean the Securities and Exchange Commission.

                        APPENDIX B - BENEFICIAL OWNERSHIP

   For purposes of the USAA Joint Code of Ethics, the term "beneficial ownership" shall be interpreted in accordance with the definition of "beneficial owner" set forth in Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended, which states that the term "beneficial owner" means "any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect pecuniary interest in" a security. The term "pecuniary interest" is further defined to mean "the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the subject securities."

   The pecuniary interest standard looks beyond the record owner of securities. As a result, the definition of beneficial ownership is extremely broad and encompasses many situations which MIGHT not ordinarily be thought to confer a "pecuniary interest" in or "beneficial ownership" of securities.

SECURITIES DEEMED TO BE "BENEFICIALLY OWNED"

   Securities owned "beneficially" would include not only securities held by you for your own benefit, but also securities held (regardless of whether or how they are registered) by others FOR YOUR BENEFIT in an account over which you have influence or control, such as, for example, securities held for you by custodians, brokers, relatives, executors, administrators, or trustees. The term also includes securities held for your account by pledgees, securities owned by a partnership in which you are a general partner, and securities owned by any corporation that you control.

   Set forth below are some examples of how beneficial ownership may arise in different contexts.

   FAMILY HOLDINGS. Securities held by members of your immediate family sharing the same household are presumed to be beneficially owned by you. Your "immediate family" includes any child, step-child, grandchild, parent, step-parent, grandparent, spouse, significant other, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (but does not include aunts and uncles, or nieces and nephews). The definition also includes adoptive relationships. You will be presumed to be the beneficial owner of a family member's holdings only if that family member shares your household. However, you may also be deemed to be the beneficial owner of securities held by an immediate family member not living in your household if the family member is economically dependent UPON you.

   PARTNERSHIP AND CORPORATE HOLDINGS. A general partner of a general or limited partnership will generally be deemed to beneficially own securities held by the partnership, as long as the partner has direct or indirect influence or control over the management and affairs of the partnership. A limited partner will generally not be deemed to beneficially own securities held by a limited partnership, provided he or she does not own a controlling voting interest in the partnership. If a corporation is your "alter ego" or "personal holding company," the corporation's holdings of securities are attributable to you.

   TRUSTS. Securities held by a trust of which you are a beneficiary and over which you have any direct or indirect influence or control would be deemed to be beneficially owned by you. An example would be where you as settlor have the power to revoke the trust without the consent of another person, or have or share investment control over the trust.

   ESTATES. Ordinarily, the term "beneficial ownership" would not include securities held by executors or administrators in estates in which you are a legatee or beneficiary unless there is a specific bequest to you or such securities, or you are the sole legatee or beneficiary and there are other assets in the estate sufficient to pay debts ranking ahead of such bequest.

SECURITIES DEEMED NOT TO BE "BENEFICIALLY OWNED"

   For purposes of the Joint Code of Ethics, the term "beneficial ownership" excludes securities or securities accounts held by you for the benefit of someone else if you do not have a pecuniary interest in such securities or accounts. For example, securities held by a trust would not be considered beneficially owned by you if neither you nor an immediate family member is a beneficiary of the trust. Another example illustrating the absence of pecuniary interest, and therefore also of beneficial ownership, would be securities held by an immediate family member not living in the same household with you, AND who is not economically dependent upon you.

"INFLUENCE OR CONTROL"

   Supplementing the foregoing principles of beneficial ownership is a further concept of "direct or indirect influence or control" which, in instances where it appropriately applies, will operate so as to afford persons covered by the Joint Code of Ethics with an exception from the pre-execution clearance, post-trade reporting and year-end securities position disclosure requirements (as well as the various self-operative investing and trading restrictions) of the Code. This further concept provides, in effect, that in cases where beneficial ownership is indirect, the covered person must have an ability to exercise direct or indirect influence or control over the subject security or securities account for such security or account, or an individual transaction therein, to be within the purview of the Code.

   To have such "influence or control," the covered person must have an ability to prompt, induce or otherwise affect transactions in the subject security or securities account. Like "beneficial ownership," the concept of influence or control encompasses a wide variety of factual situations. An example of where influence or control exists would be where the beneficiary of a revocable trust has significant ongoing business and social relationships with the trustee of the trust. Examples of where influence or control does not exist would be a true blind trust, or securities held by a limited partnership in which the covered person's only participation is as a non-controlling limited partner. The determining factor in each case will be whether the covered person has ANY direct or indirect influence or control over the subject security or securities account.

                                 Exhibit 16(i)

                         MARSICO CAPITAL MANAGEMENT, LLC
                           THE MARSICO INVESTMENT FUND
                                 CODE OF ETHICS

A.   INTRODUCTION AND OVERVIEW................................................2

B.   PERSONS COVERED BY THE CODE..............................................3

C.   GENERAL CONDUCT GUIDELINES FOR PERSONAL INVESTMENTS......................4

D.1. PROHIBITION ON PURCHASES OF CERTAIN SECURITIES...........................5

D.2. EXEMPTED TRANSACTIONS....................................................6

D.3. PRE-APPROVAL AND OTHER REQUIREMENTS FOR SELLING RESTRICTED TRADING
     SECURITIES...............................................................9

E.1. REPORTS ABOUT SECURITIES HOLDINGS AND TRANSACTIONS......................11

E.2. REVIEW OF REPORTS AND OTHER DOCUMENTS...................................14

F.   VIOLATIONS OF THE CODE..................................................14

G.1. MISCELLANEOUS ISSUES CONCERNING BOARD SERVICE, GIFTS, AND
     LIMITED OFFERINGS.......................................................14

G.2. RECORDKEEPING REQUIREMENTS..............................................15

G.3. BOARD APPROVAL AND ANNUAL REVIEW REQUIREMENTS...........................15

G.4. CERTIFICATION OF COMPLIANCE.............................................16

G.5. EFFECTIVE DATE..........................................................16

H.   DEFINITIONS.............................................................16

I.   FORMS...................................................................18

INITIAL PERSONAL HOLDINGS REPORT.............................................19

QUARTERLY PERSONAL TRANSACTION REPORT........................................23

CODE OF ETHICS
MARSICO CAPITAL MANAGEMENT, LLC AND THE MARSICO INVESTMENT FUND
PAGE 2


ANNUAL PERSONAL HOLDINGS REPORT..............................................29

SAMPLE LETTER TO BROKER OR OTHER INSTITUTION.................................33

INITIAL CERTIFICATION OF COMPLIANCE..........................................34

ANNUAL CERTIFICATION OF COMPLIANCE...........................................35

APPROVAL OF INVESTMENT IN LIMITED OFFERING...................................36

APPROVAL OF INVESTMENT IN INITIAL PUBLIC OFFERING............................39

SPECIAL ACCOUNT CERTIFICATION................................................41

PRECLEARANCE FORM............................................................43



A.       INTRODUCTION AND OVERVIEW

         This is the Code of Ethics ("Code") of Marsico Capital Management, LLC ("MCM") and The Marsico Investment Fund (the "Funds") (together, "Marsico"). It is intended to help ensure that our professional and personal conduct preserves Marsico's reputation for high standards of ethics and integrity. It is also intended to ensure that we obey federal and state securities laws.

         We who are associated with Marsico owe fiduciary duties to our clients. One important part of our duty is to place the interests of our clients ahead of our own interests, and to avoid potential conflicts of interest. We have to avoid activities, interests, and relationships that might interfere, or appear to interfere, with our decisions for Fund shareholders and other clients. A conflict of interest can arise even if we don't intend it, and even if our clients don't take a loss.

         The Code is designed to help us avoid conflicts of interest in personal trading and related activities. It emphasizes three general principles:

1. WE MUST PLACE THE INTERESTS OF OUR CLIENTS FIRST, INCLUDING THE FUNDS, THEIR SHAREHOLDERS, AND OTHER CLIENTS. As fiduciaries, we must scrupulously avoid putting our own personal interests ahead of the interests of Marsico clients.

2. WE MUST CONDUCT ALL PERSONAL SECURITIES TRANSACTIONS CONSISTENTLY WITH THE CODE, AND AVOID ANY ACTUAL OR POTENTIAL CONFLICT OF INTEREST AND ANY ABUSE OF OUR POSITION OF TRUST.

CODE OF ETHICS
MARSICO CAPITAL MANAGEMENT, LLC AND THE MARSICO INVESTMENT FUND
PAGE 3

3. WE MUST NOT TAKE INAPPROPRIATE ADVANTAGE OF OUR POSITIONS. The receipt of investment opportunities, perquisites, or gifts from persons seeking business with Marsico could call into question our independent judgment.

         The Code's rules apply to everyone identified in Section B below. It is your responsibility to become familiar with the Code and to comply with it. COMPLIANCE WITH THE CODE IS A CONDITION TO EMPLOYMENT WITH MARSICO. Violations of the Code will be taken seriously and could result in sanctions against the violator, including termination of employment.

         The Code addresses a variety of issues, but cannot anticipate every situation. You are expected to follow both the letter and the spirit of the Code. Even if no specific Code provision applies, please avoid all conflicts of interest and abide by the general principles of the Code.

         Marsico may impose more stringent requirements or grant exemptions when necessary. Exemptions must be documented by the Compliance Department, and will be granted only when no harm to MCM's clients or the Funds is expected to result. Because regulations and industry standards can change, Marsico reserves the right to change any part of the Code. IF YOU HAVE ANY QUESTIONS ABOUT THE CODE, PLEASE CONTACT THE COMPLIANCE DEPARTMENT OR THE GENERAL COUNSEL.

         Capitalized terms in the Code are defined in Section H below.

B.       PERSONS COVERED BY THE CODE

         The Code applies to all Covered Persons. Covered Persons include all Access Persons and all Employees (whether or not they are Access Persons).

         Some provisions of the Code apply indirectly to other persons, such as relatives, significant others, or advisers, if they own or manage securities or accounts in which a Covered Person has a Beneficial Ownership interest. For example, if you are a Covered Person, the Code's investment restrictions and reporting requirements apply both to you, and to securities or accounts (1) owned by a relative who lives in your home or whom you support, or by a non-relative who shares significant financial arrangements with you, or (2) managed by an adviser for you or a close relative. An exemption may apply to a Special Account that you don't directly or indirectly influence or control, as discussed in Sections D.2.f.(4) and E.1.

 OUTSIDE TRUSTEES

         Special rules apply to Covered Persons who are Outside Trustees. An Outside Trustee is not subject to the investment restrictions or reporting requirements in Sections D.1, D.2, D.3, or E.1 UNLESS THAT OUTSIDE TRUSTEE KNEW OR SHOULD HAVE KNOWN, IN THE ORDINARY COURSE OF FULFILLING HIS OR HER OFFICIAL DUTIES AS A FUND TRUSTEE, THAT DURING THE 15-DAY PERIOD IMMEDIATELY BEFORE OR AFTER THE OUTSIDE TRUSTEE'S TRANSACTION IN A COVERED SECURITY, MARSICO PURCHASED OR SOLD THAT SECURITY, OR CONSIDERED THE PURCHASE OR SALE OF THAT SECURITY.

CODE OF ETHICS
MARSICO CAPITAL MANAGEMENT, LLC AND THE MARSICO INVESTMENT FUND
PAGE 4


COVERED PERSONS NOT EMPLOYED BY MARSICO

         Some Covered Persons may be employed by employers other than Marsico. This may include, for example, any officer of the Funds' principal underwriter, UMB Distribution Services, LLC ("UMB"), or any employee of a person in a control relationship with MCM or the Funds, such as Bank of America Corporation or an affiliate, if the officer or employee obtains information regarding the purchase or sale of Covered Securities by a Fund. Covered Persons who are not employed by Marsico may satisfy their obligations to comply with this Code by complying fully with their employer's code of ethics, subject to certain conditions listed below.1

         First, the Board of Trustees of the Funds, including a majority of the Outside Trustees, must have determined that the other employer's code of ethics contains procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by Rule 17j-1(b) under the Investment Company Act. The Board of Trustees also must have received a written certification by the other employer that it has adopted procedures reasonably necessary to prevent Access Persons from violating its code of ethics. Second, the Board of Trustees of the Funds, including a majority of the Outside Trustees, must approve any material change to the other employer's code of ethics no later than six months after adoption of the material change. Third, at least annually, the Board of Trustees must consider a written report that describes any issues arising under the other employer's code of ethics, and that certifies that the other employer has adopted procedures reasonably necessary to prevent Access Persons from violating the code.

C.       GENERAL CONDUCT GUIDELINES FOR PERSONAL INVESTMENTS

         As explained in Section D.1, the Code prohibits all of us Covered Persons from PURCHASING Restricted Trading Securities, but permits us otherwise to HOLD, ACQUIRE, OR SELL these and other types of securities in certain circumstances. SEC rules impose general conduct guidelines that apply to our personal investments that are permitted by the Code:

1. YOU MAY NOT ACQUIRE AN INTEREST IN A LIMITED OFFERING OR IN AN INITIAL PUBLIC OFFERING WITHOUT THE PRIOR WRITTEN APPROVAL OF MCM.

2. YOU MAY NOT, IN CONNECTION WITH YOUR ACQUISITION OR SALE OF ANY SECURITY HELD OR TO BE ACQUIRED BY A FUND:

         (a) Employ any device, scheme, or artifice to defraud the Fund;

--------------------
     1 The listed conditions do not apply to UMB's code because UMB is not an affiliated person of the Funds or MCM, and because no officer, director, or general partner of UMB serves as an officer, director, or general partner of the Funds or MCM.

CODE OF ETHICS
MARSICO CAPITAL MANAGEMENT, LLC AND THE MARSICO INVESTMENT FUND
PAGE 5


         (b) Make to the Fund any untrue statement of a material fact, or omit to state to the Fund a material fact necessary in order to make the statements made not misleading, in light of the circumstances under which the statements are made;

         (c) Engage in any act, practice, or course of business that would operate as a fraud or deceit upon any Fund; or

         (d) Engage in any manipulative practice with respect to the Fund.

         Practices that may violate these guidelines include intentionally causing a Fund to act or fail to act in order to achieve a personal benefit rather than to benefit the Fund. Examples would include your causing a Fund to buy a Covered Security to support or drive up your investment in the security, or causing the Fund not to sell a Covered Security to protect your investment.

         Another practice that may violate these provisions would be your exploitation of your knowledge of Fund transactions to profit from their market effects. Further, because you have a duty to tell investment personnel about Covered Securities that are suitable for client investment, another violation may be your failure to recommend a suitable Covered Security or to purchase the Covered Security for a client to avoid a potential conflict with your personal transactions.

D.1.     PROHIBITION ON PURCHASES OF CERTAIN SECURITIES

         (a) Personal investing by Covered Persons can create potential conflicts of interest and the appearance of impropriety. Unrestricted personal investing also could distract us from our service to clients by diverting resources or opportunities from client account management. Thus, Marsico has decided to PROHIBIT all of us Covered Persons from PURCHASING any securities unless the purchase is an Exempted Transaction listed in Section D.2.2

         The  practical  effect of  combining  this  prohibition  with  Exempted
Transactions is to restrict your PURCHASE of certain securities we call Restricted Trading Securities (if the purchase is made for any account in which you have a Beneficial Ownership interest, or made by you for any other account). The Restricted Trading Securities that you generally MAY NOT PURCHASE include, without limitation, shares of mutual funds (other than the Marsico Funds) that are advised or sub-advised by MCM ("MCM Sub-advised Fund shares"), shares of common stock or preferred stock in a particular public operating company, shares of closed-end investment companies, corporate bonds, and options or other derivatives based on any of these securities.

         You may HOLD a Restricted Trading Security that was purchased before your association with Marsico. You also may otherwise ACQUIRE AND HOLD a Restricted Trading Security through

-----------------------
     2 This prohibition may not apply to Covered Persons who are employed by entities other than Marsico and are subject to another code of ethics, as described in Section B.

CODE OF ETHICS
MARSICO CAPITAL MANAGEMENT, LLC AND THE MARSICO INVESTMENT FUND
PAGE 6


certain Exempted Transactions listed in Section D.2. In addition, you may sell a Restricted Trading Security if you comply with the sale pre-approval requirements in Section D.3. If you acquired MCM Sub-advised Fund shares before November 20, 2003, you may hold those shares for up to one year, or sell the shares after obtaining preclearance from the Compliance Department in accordance with Section D.3. You may not purchase new MCM Sub-advised Fund shares (other than through dividend reinvestments) on or after November 20, 2003.

         (b) Covered Persons ("you") may invest in shares of the Marsico Funds ("Marsico Fund shares"), but only subject to the following restrictions:

          o After November 20, 2003, you may purchase Marsico Fund shares only through UMB Fund Services ("UMB") or through MCM's 401(k) plan ("Great-West"). You may not purchase new Marsico Fund shares (other than through dividend reinvestments) through brokers or other channels other than UMB or Great-West.

          o If you acquired Marsico Fund shares through brokers or other channels other than UMB or Great-West before November 20, 2003, you may hold those shares with the other broker for up to one year, transfer the shares to UMB or Great-West, or sell the shares after obtaining preclearance from the Compliance Department in accordance with Section D.3.

          o You must hold all Marsico Fund shares for at least 60 days after you purchase them. Waivers of this requirement may be granted in cases of death, disability, or other special circumstances approved by the Compliance Department (such as for automatic investment or systematic withdrawal programs).

          o The minimum sanction to be imposed for any initial violation of the 60-day holding period requirement will be disgorgement to the Fund of any profit on a sale of Marsico Fund shares before the expiration of the 60-day holding period. The Compliance Department's determination of the amount of the profit will be final.

          o You must obtain preclearance from the Compliance Department of all sales of Marsico Fund shares in accordance with Section D.3. You must attach to the preclearance request a copy of all your transactions in Marsico Fund shares for the previous 90 days.

          o You must report all purchases and sales of Marsico Fund shares on each Quarterly Transaction Report, and report all holdings of these shares on Initial and Annual Holdings Reports.

D.2.     EXEMPTED TRANSACTIONS

CODE OF ETHICS
MARSICO CAPITAL MANAGEMENT, LLC AND THE MARSICO INVESTMENT FUND
PAGE 7


         As a Covered Person, you may participate in the Exempted Transactions listed below. Exempted Transactions generally are exempted from the prohibition on purchases in Section D.1. and the sale pre-approval requirements in Section D.3., except as noted below. Exempted Transactions must still comply with other Code requirements, including the general conduct guidelines in Section C, and reporting requirements in Section E.1. IF YOU HAVE ANY DOUBT ABOUT HOW THE CODE APPLIES TO A PARTICULAR TRANSACTION, PLEASE CONTACT THE COMPLIANCE DEPARTMENT OR THE GENERAL COUNSEL.

a. PURCHASE OR SALE OF SECURITIES THAT ARE NOT COVERED SECURITIES (subject only to Section E.1. reporting requirements for ACCOUNTS that contain the securities)

         (1) You may buy or sell without restrictions ANY SECURITY THAT IS NOT A COVERED SECURITY, including shares of registered OPEN-END MUTUAL FUNDS, MONEY MARKET FUNDS, TREASURY SECURITIES, BANK CERTIFICATES OF DEPOSIT, and high quality short-term debt instruments such as bankers' acceptances and commercial paper. IMPORTANT EXCEPTION: YOU MAY NOT BUY MCM SUB-ADVISED FUND SHARES. YOU MAY BUY MARSICO FUND SHARES SUBJECT TO SPECIAL REQUIREMENTS SUMMARIZED IN SECTION D.1.(B). YOU MUST OBTAIN PRECLEARANCE OF ANY SALE OF MCM SUB-ADVISED FUND SHARES OR MARSICO FUND SHARES. Please note that NO exemption covers shares of CLOSED-END funds, which are Restricted Trading Securities.

b.  PURCHASE  OR SALE OF  COVERED  SECURITIES  THAT ARE NOT  RESTRICTED  TRADING
SECURITIES   (subject  to  conduct   guidelines   in  Section  C  and  reporting
requirements in Section E.1.)

         (1) You may buy or sell shares of INDEX-RELATED FUNDS, including exchange-traded open-end funds, unit investment trusts, and similar products that are linked to broadly based securities indices or sectors.

         (2)     You may buy or sell MUNICIPAL BONDS and notes.

         (3)     You may buy or sell any interest in FOREIGN CURRENCY.

         (4) You may participate in transactions in DERIVATIVES THAT ARE BASED ON SECURITIES OTHER THAN RESTRICTED TRADING SECURITIES (for example, options, futures, or other instruments that are based on Treasury bonds, municipal bonds, or foreign currency). NO exemption applies to transactions in derivatives that are based on Restricted Trading Securities (such as options based on particular common stocks or corporate bonds).

         (5) A financial adviser, trustee, or other person may buy or sell SECURITIES THAT ARE NOT RESTRICTED TRADING SECURITIES IN A MANAGED ACCOUNT for you (or for a person in whose securities you have a Beneficial Ownership interest). This permits managed accounts to buy mutual funds, Treasury securities, exchange-traded funds, municipal bonds, or foreign currency.

CODE OF ETHICS
MARSICO CAPITAL MANAGEMENT, LLC AND THE MARSICO INVESTMENT FUND
PAGE 8


c. PURCHASE (BUT NOT SALE) OF RESTRICTED TRADING SECURITIES IN LIMITED CIRCUMSTANCES
(subject to conduct guidelines in Section C, sale pre-approval requirements in Section D.3, and reporting requirements in Section E.1.)

         (1) You may BUY (but not sell) securities through DIVIDEND REINVESTMENT PLANS (if you do not make discretionary additional purchases), or through RIGHTS OFFERINGS granted to all shareholders on a pro rata basis (such as rights to buy tracking or spinoff stock). MCM hereby grants approval to acquire an interest in an Initial Public Offering in this manner. Please note that any SALE of Restricted Trading Securities obtained through dividend reinvestments or rights offerings must meet the sale pre-approval and other requirements in Section D.3.

         (2)      You   may BUY (but not sell) an interest in ANY OTHER  INITIAL
PUBLIC OFFERING ONLY if you obtain MCM's prior approval (see attached form of Approval of Investment in Initial Public Offering).

d. SALE (BUT NOT PURCHASE) OF RESTRICTED TRADING SECURITIES IN LIMITED CIRCUMSTANCES

(subject to conduct guidelines in Section C, sale preclearance requirements in Section D.3., and reporting requirements in Section E.1.)

         (1) You may SELL (but not buy) a RESTRICTED TRADING SECURITY if you follow the sale preclearance and other requirements in Section D.3.

e. PURCHASE OR SALE OF RESTRICTED TRADING SECURITIES IN LIMITED CIRCUMSTANCES (subject to conduct guidelines in Section C and reporting requirements in Section E.1.)

         (1) You may buy or sell Restricted Trading Securities through NON-VOLITIONAL TRANSACTIONS you don't control (such as when an issuer calls a security, a derivative instrument expires, or you receive a gift outside your control). If you acquire Restricted Trading Securities through a non-volitional transaction, but can control their sale, the sale is NOT an Exempted Transaction, and must meet the sale pre-approval and other requirements in Section D.3.

         (2) You may buy or sell Restricted Trading Securities including options under an EMPLOYMENT ARRANGEMENT, and may exercise or sell any options, if your employer or an affiliate issues the securities or options. MCM's prior approval is required if you acquire an interest in a Limited Offering (see attached form of Approval of Investment in Limited Offering).

         (3) You may BUY an interest in ANY OTHER LIMITED OFFERING, SUCH AS AN INTEREST IN A PRIVATE COMPANY OR A HEDGE FUND, only if you obtain MCM's prior approval (see attached form of Approval of Investment in Limited Offering). Investments in a hedge fund (except a fund advised by MCM) will be subject to conditions similar to those for a Special Account discussed below. You may SELL an interest in a Limited Offering without restrictions (unless you get an interest in an Initial Public Offering in return, which requires MCM's prior approval).

         (4) A financial adviser, trustee, or other person may buy or sell RESTRICTED TRADING SECURITIES IN A MANAGED SPECIAL ACCOUNT for you (or for a person in whose securities you have

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a Beneficial Ownership interest) ONLY if you
obtain   MCM's  prior   approval   (see   attached   form  of  Special   Account
Certification). Approval will require that:

                  (a) You establish that the financial adviser, trustee, or other person who manages the Special Account has complete control over the account under a written grant of discretion or other formal arrangement, and that you have no direct or indirect influence or control over the Special Account or investment decisions made for it;

                  (b) You (and any related person) do not disclose to the financial adviser, trustee, or other person who manages the Special Account any action that Marsico may take or has or has not taken, or any consideration by Marsico of any security;

                  (c) The financial adviser, trustee, or other person who manages the Special Account does not disclose to you any investment decision to be implemented for the Special Account until after the decision has been implemented; and

                  (d) You complete the attached form of Special Account Certification (or its equivalent) and any other documents requested by MCM; you report the EXISTENCE of the Special Account in your periodic holdings and transaction reports; and you report SECURITIES HOLDINGS AND TRANSACTIONS IN the Special Account through account statements or otherwise if requested.

         Whether an exemption will be granted for a Special Account will be determined on a case-by-case basis. MCM reserves the rights to require additional conditions as necessary or appropriate depending on the circumstances, and to revoke the exemption at any time.

D.3. PRECLEARANCE AND OTHER REQUIREMENTS FOR SELLING RESTRICTED TRADING SECURITIES AND MARSICO FUND SHARES

         As a Covered Person, you may SELL a Restricted Trading Security (including any MCM Sub-advised Fund shares) acquired before your association with Marsico or through an Exempted Transaction, if you follow preclearance and other procedures designed to avoid potential conflicts of interest.3 Sales of Marsico Fund shares are also subject to these preclearance requirements. PLEASE NOTE THAT ALL SALES THAT QUALIFY AS EXEMPTED TRANSACTIONS IN SECTION D.2. ARE EXEMPTED FROM ALL SALE REQUIREMENTS.

a. PRECLEARANCE: BEFORE you sell any Restricted Trading Security or Marsico Fund shares, you must complete and submit a Preclearance Form (see attached form). MCM will treat the preclearance process as confidential, and will not disclose related information except as required

------------
3      These  requirements  may not apply to Covered Persons who are employed by entities other than Marsico and are subject to another code of ethics, as described in Section B.


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by law or for appropriate business purposes. You may not preclear your own form.
The persons authorized to sign the form are:

                  Compliance Assistant
                  Compliance Counsel
                  General Counsel
                  Vice President of Client Services

         YOU MAY NOT SELL THE RESTRICTED TRADING SECURITY OR MARSICO FUND SHARES IN QUESTION UNTIL YOU RECEIVE WRITTEN PRECLEARANCE. Preclearance requests will be reviewed as quickly as possible. Please remember that preclearance is not automatically granted. For example, if MCM is considering the purchase of the security for client accounts, preclearance may be denied until the client order is completed.

         When you request preclearance of a sale of Marsico Fund shares, you must attach to the pre-approval request a copy of all of your transactions in Marsico Fund shares for the previous 90 days.

         Once preclearance is granted, it is valid only until the close of the next business day, and only for the security and amount indicated on the Preclearance Form. You may not increase the transaction size without completing a new Preclearance Form and obtaining written authorization. You may decrease its size without new authorization.

         FAILURE TO OBTAIN PRECLEARANCE FOR A SALE OF ANY RESTRICTED TRADING SECURITY OR MARSICO FUND SHARES IS A SERIOUS BREACH OF MARSICO'S RULES. A violation may expose you to sanctions including termination of employment. Failure to obtain preclearance also may require your trade to be canceled, and you may be required to bear any loss that results. MCM, in its discretion, may require any profits from an unauthorized trade to be donated to a charity designated by MCM.

b. HOLDING PERIOD: As a general principle, personal securities transactions should be for investment purposes rather than to generate short-term trading profits. As a result, you generally are prohibited from selling a Restricted Trading Security or Marsico Fund shares that you acquired within the previous 60 days. MCM may waive compliance with this requirement if you request a waiver in advance and show that you have good cause to be excused (such as a need to sell investments to buy a home). Waivers of the 60-day holding period requirement for Marsico Fund shares may be granted in cases of death, disability, or other special circumstances approved by the Compliance Department (such as for automatic investment or systematic withdrawal programs). The minimum sanction to be imposed for any initial violation of the 60-day holding period requirement for Marsico Fund shares will be disgorgement to the Fund of any profit on a sale of Marsico Fund shares before the expiration of the 60-day holding period. The Compliance Department's determination of the amount of the profit will be final.

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c. BLACKOUT  PERIOD:  You MAY NOT SELL a Restricted  Trading Security for EITHER
SEVEN DAYS BEFORE, OR SEVEN DAYS AFTER, a trade in the same security or an equivalent security for a Fund or other client. The application of the blackout period BEFORE a trade for a Fund or other client could lead to procedural
difficulties,   and  could  result  in  inadvertent   violations  of  the  Code.
Nonetheless, Marsico has determined that the blackout period is an effective way to avoid even the appearance of impropriety. Thus, you should consider the consequences of the blackout period before deciding to sell holdings that MCM holds or may consider holding for clients.

         If a previous sale falls within the blackout period, you must try to cancel the transaction. If the transaction was precleared but cannot be canceled, MCM may impose a sanction if necessary or appropriate in the circumstances. Please contact the Compliance Department or the General Counsel if you have any question about the application of the blackout period.

E.1.     REPORTS ABOUT SECURITIES HOLDINGS AND TRANSACTIONS

         As an Employee, you must give MCM periodic written reports about your securities holdings, transactions, and accounts (and the securities or accounts of other persons if you have a Beneficial Ownership interest in them).4 SEC requirements mainly control these reports. The reports are intended to identify conflicts of interest that could arise when you invest in a Covered Security or hold accounts that permit these investments, and to promote compliance with the Code. Marsico is sensitive to privacy concerns, and will try not to disclose your reports to anyone unnecessarily. Report forms are attached.

         FAILURE TO FILE A TIMELY, ACCURATE, AND COMPLETE REPORT IS A SERIOUS BREACH OF SEC RULES. If you are late in filing a report, or file a report that is misleading or incomplete, you may face sanctions including identification by name to the Funds' board of directors, withholding of salary or bonuses, or termination of employment.

a. INITIAL HOLDINGS REPORT: Within ten days after you begin employment with Marsico, you must submit to Marsico a report that contains:

         (1) The name/title and symbol, and the number of equity shares of (or the principal amount of debt represented by) each COVERED SECURITY in which you had any direct or indirect Beneficial Ownership interest when you began employment with Marsico. You may provide this information by referring to attached copies of broker transaction confirmations or account statements that contain the information. You must also report all holdings of Marsico Fund shares and all holdings of MCM Sub-advised Fund shares.


-------------------
4    Covered  Persons  employed  by entities  other than  Marsico and subject to another code of ethics should instead comply with its reporting requirements, as noted in Section B.


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         (2)      The  name and address of any broker,  dealer,  bank,  or other institution (such as a general partner of a limited partnership, or transfer agent of a company) that maintained ANY ACCOUNT in which ANY SECURITIES (Covered Securities or not) were held for your direct or indirect Beneficial Ownership when you began employment with Marsico, and the account numbers and names of the persons for whom the accounts are held.

         (3) A statement (and a letter or other evidence) that you have instructed each broker, dealer, bank, or other institution to provide duplicate account statements and confirmations of all securities transactions to Marsico, unless Marsico indicates that the information is otherwise available to it. A sample Letter to Broker or Other Institution is attached.

         (4)      The date that you submitted the report.

b. QUARTERLY TRANSACTION REPORT: Within ten days after the end of each calendar quarter, you must submit to Marsico a report that contains:

         (1) With respect to any transaction during the quarter in a COVERED SECURITY OR MARSICO FUND SHARES OR MCM SUB-ADVISED FUND SHARES in which you had any direct or indirect Beneficial Ownership interest:

                  (a) The date of the transaction, the name/title and symbol, interest rate and maturity date (if applicable), and the number of equity shares of (or the principal amount of debt represented by) each SECURITY involved;

                  (b) The nature of the transaction (i.e., purchase, sale, or other type of acquisition or disposition);

                  (c) The price at which the transaction in the Security was effected; and

                  (d) The name of the broker, dealer, bank, or other institution with or through which the transaction was effected.

You may provide this information by referring to attached copies of broker transaction confirmations or account statements that contain all of the information, or by referring to statements or confirmations known to have been received by Marsico. YOU MUST ALSO LIST ALL PURCHASES AND REDEMPTIONS/EXCHANGES OF MARSICO FUND SHARES AND MARSICO SUB-ADVISED FUND SHARES.

         (2) The name and address of any broker, dealer, bank, or other institution (such as a general partner of a limited partnership, or transfer agent of a company) that maintained ANY ACCOUNT in which ANY SECURITIES (Covered Securities or not) were held during the quarter for your direct or indirect Beneficial Ownership, the account numbers and names of the persons for whom the accounts were held, and the date when each account was established.

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         (3)      A  statement  (and a letter or other  evidence)  that you have instructed each broker, dealer, bank, or other institution that has established a NEW account for the direct or indirect Beneficial Ownership of the Employee
DURING  THE  PAST  QUARTER  to  provide   duplicate   account   statements   and
confirmations  of  all  securities   transactions  to  Marsico,  unless  Marsico
indicates that the information is otherwise available to it.

         (4)      The date that you submitted the report.

c. ANNUAL HOLDINGS REPORT: Annually, you must submit to Marsico a report, based on information that is current as of not more than 30 days before the report date, that contains:

         (1) The name/title and symbol, and the number of equity shares of (or the principal amount of debt represented by) each COVERED SECURITY OR MARSICO FUND SHARES OR MCM SUB-ADVISED FUND SHARES in which you had any direct or indirect Beneficial Ownership interest on the effective date. You may provide this information by referring to attached copies of broker transaction confirmations or account statements that contain the information, or by referring to statements or confirmations known to have been received by Marsico.

         (2) The name and address of any broker, dealer, bank, or other institution (such as a general partner of a limited partnership, or transfer agent of a company) with which you maintained ANY ACCOUNT in which ANY
SECURITIES (Covered Securities or not) were held for your direct or indirect Beneficial Ownership of the Employee on the effective date, the account numbers and names of the persons for whom the accounts are held, and the date when each account was established.

         (3) A statement (and a letter or other evidence) that you have instructed each broker, dealer, bank, or other institution to provide duplicate account statements and confirmations of all securities transactions to Marsico, unless Marsico indicates that the information is otherwise available to it.

         (4)      The date that you submitted the report.

         EXCEPTION TO REQUIREMENT TO LIST TRANSACTIONS OR HOLDINGS: You need not list any SECURITIES HOLDINGS OR TRANSACTIONS IN any account over which you had no direct or indirect influence or control, unless requested by MCM. This may apply, for example, to a Special Account. You must still identify the EXISTENCE of the account in your list of securities accounts.

         Please ask the Compliance Department or the General Counsel if you have questions about reporting requirements.

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E.2.     REVIEW OF REPORTS AND OTHER DOCUMENTS

         The Compliance Department will promptly review each report submitted by Employees, and each account statement or confirmation from institutions that maintain their accounts. To ensure adequate scrutiny, a document concerning a member of the Compliance Department will be reviewed by a different member of the Compliance Department or the General Counsel.

F.       VIOLATIONS OF THE CODE

         The Compliance Department will promptly investigate any violation or potential violation of the Code, and recommend to the General Counsel appropriate action to cure the violation and prevent future violations. The Compliance Department will keep a record of investigations of violations, including actions taken as a result of a violation. If you violate the Code, you may be subject to sanctions including identification by name to the Funds' board of directors, withholding of salary or bonuses, or termination of employment. Violations of the Code also may violate federal or state laws and may be referred to authorities.

G.1.     MISCELLANEOUS ISSUES CONCERNING BOARD SERVICE, GIFTS, AND LIMITED
OFFERINGS

         Some conduct that does not involve personal trading may still raise concerns about potential conflicts of interest, and is therefore addressed here.

a. SERVICE ON BOARDS: As a Covered Person, you may not serve on the board of directors of any for-profit company or other for-profit organization without MCM's prior written approval. Approval will be granted only if MCM believes that board service is consistent with the interests of Marsico's clients. If board service is authorized, you and MCM must follow appropriate procedures to ensure that you and Marsico do not obtain or misuse confidential information. MCM also may require you to show that any securities you receive from the for-profit company or organization are appropriate compensation.

b. GIFTS: On occasion, you may be offered gifts from clients, brokers, vendors, or other persons not affiliated with Marsico. You may not accept extraordinary or extravagant gifts. You may accept gifts of a nominal value (I.E., no more than $100 annually from one person), customary business meals and entertainment if both you and the giver are present (E.G., sporting events), and promotional items (E.G., pens or mugs). You may not solicit gifts.

         You may not give a gift that has a fair market value greater than $100 per year to persons associated with securities or financial organizations, exchanges, member firms, commodity firms, news media, or clients of MCM. You may provide reasonable entertainment to these persons if both you and the recipient are present. Please do not give or receive gifts or entertainment that would be embarrassing to you or Marsico if made public.

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c. LIMITED OFFERINGS IN PRIVATE COMPANIES:  If you acquire a Limited Offering in a private company, either before association with Marsico or through an Exempted Transaction, MCM may have to follow special procedures if it later seeks to purchase securities of the same issuer for clients. Specifically, if you play a part in MCM's consideration of the investment, your interest must be disclosed to all clients for whom MCM may make the investment. MCM'S DECISION TO INVEST ALSO MUST BE INDEPENDENTLY REVIEWED BY OTHER INVESTMENT PERSONNEL WITH NO PERSONAL INTEREST IN THE ISSUER.

G.2.     RECORDKEEPING REQUIREMENTS

         Marsico or its agents will maintain the following records at their places of business in the manner stated below. These records may be made available to the Securities and Exchange Commission for reasonable periodic, special, or other examinations:

          o A copy of the Code that is in effect, and any Code that was in effect at any time within the past five years (maintained in an easily accessible place);

          o A record of any violation of the Code, and of any action taken as a result of the violation (maintained in an easily accessible place for five years after the end of the fiscal year in which the violation occurs);

          o A copy of each report under Section E.1. required to be submitted by a Covered Person who is an Employee, including broker transaction confirmations or account statements (maintained for at least five years after the end of the fiscal year in which the report is made or the information is provided, the first two years in an easily accessible place);

          o A record of all Covered Persons who are or were Employees within the past five years, and who are or were required to make reports under the Code (maintained in an easily accessible place);

          o A record of all persons who are or were responsible for reviewing reports of Employees during the past five years (maintained in an easily accessible place);

          o A copy of each report to the Board of Trustees of the Funds submitted under Section B or G.3. of the Code (maintained for at least five years after the end of the fiscal year in which it is made, the first two years in an easily accessible place); and

          o A copy of each written approval of an Employee's acquisition of securities in an Initial Public Offering or a Limited Offering, and each written approval of other transactions, such as a Preclearance Form (maintained for at least five years after the end of the fiscal year in which the approval was granted).

G.3.     BOARD APPROVAL AND ANNUAL REVIEW REQUIREMENTS

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         This Code and any  material  changes  must be  approved by the Board of
Trustees of the Funds, including a majority of the Outside Trustees, within six months after the adoption of the material change. Each approval must be based on a determination that the Code contains provisions reasonably necessary to prevent Covered Persons from engaging in any conduct prohibited by Rule 17j-l(b) under the 1940 Act, including conduct identified in Section C above.

         At least annually, MCM will provide to the Board of Trustees of the Funds, and the Trustees will review, a written report that summarizes existing procedures concerning personal trading (including any changes in the Code), certifies that Marsico has adopted procedures reasonably necessary to prevent violations of the Code, describes any issues arising under the Code, including any material violations and sanctions imposed since the last report to the Board, and identifies any recommended changes to the Code.

G.4.     CERTIFICATION OF COMPLIANCE

         The Compliance Department will notify each Employee that he or she is subject to the Code and provide a copy of the Code. You will be asked to certify that you have read, understand, and have complied with or will comply with the Code. You must complete this Certification of Compliance on commencement of employment and annually thereafter.

G.5.     EFFECTIVE DATE

         The Code is effective as of November 20, 2003.

H. DEFINITIONS

1. "Access Person" means (1) any director, officer, general partner, or Advisory Person of the Funds or of MCM, and (2) any director, officer, or general partner of a principal underwriter (such as UMB Distribution Services, LLC) who, in the ordinary course of business, makes, participates in, or obtains information regarding, the purchase or sale of Covered Securities by a Fund, or whose functions or duties in the ordinary course of business relate to the making of any recommendation to a Fund regarding the purchase or sale of Covered Securities.

2. "Advisory Person of the Funds or of MCM" means (1) any employee of the Funds or MCM (or of any company in a control relationship to the Funds or MCM, such as Bank of America Corporation or its affiliates) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of Covered Securities by a Fund, or whose functions relate to the making of any recommendations with respect to those purchases or sales; and (2) any natural person in a control relationship to the

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Funds or MCM who obtains information  concerning  recommendations made to a Fund with regard to the purchase or sale of Covered Securities by the Fund.

3. "Beneficial Ownership" has the same meaning as under Section 16 of the Securities Exchange Act of 1934 and Rule 16a-1(a)(2) under the Act. Under those provisions, a person generally is the beneficial owner of (or has a Beneficial Ownership interest in) any securities in which the person has or shares a direct or indirect pecuniary interest. A person's Beneficial Ownership interest ordinarily extends to securities held in the name of a spouse, minor children, relatives resident in the person's home, or unrelated persons in circumstances that suggest a sharing of financial interests, such as when the person makes a significant contribution to the financial support of the unrelated person, or shares in profits of the unrelated person's securities transactions. Key factors in evaluating Beneficial Ownership include the person's ability to benefit from the proceeds of a security, and the extent of the person's control over the security.

4. "Covered Person" means any person subject to the Code, including any Access Person or Employee.

5. "Covered Security" means ANY security, as defined in Section 2(a)(36) of the Investment Company Act, EXCEPT (1) direct obligations of the U.S. government;
(2) bankers' acceptances, bank certificates of deposit, commercial paper, and high-quality short-term debt instruments, including repurchase agreements; or
(3) shares issued by open-end registered investment companies (also known as mutual funds).

6. "Employee" means (1) any Marsico Employee, and (2) any temporary staffer who has worked for Marsico continuously for more than 30 days.

7. "Exempted Transaction" means a securities transaction listed in Section D.2. The purchase or sale of a security through an Exempted Transaction generally IS exempted from the prohibition on purchases in Section D.1., and the sale pre-approval requirements in Section D.3., UNLESS otherwise noted in Section VI. An Exempted Transaction generally IS NOT exempted from the general conduct guidelines in Section C, or the reporting requirements in Section E.1.

8. "Initial Public Offering" means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of sections 13 or 15(d) of the Securities Exchange Act of 1934.

9. "Limited Offering" means any offering that is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) or Section 4(6) of the Act or pursuant to Rule 504, 505, or 506 under the Act. A Limited Offering generally includes any interest in a private company, hedge fund, or other unregistered operating company or investment company, and certain interests in stock options or other deferred compensation.

10. "Marsico Employee" means any officer, principal, or permanent employee of MCM, and any officer, trustee, or permanent employee of the Funds. "Marsico Employee" does not include
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an inactive or semi-retired  employee who receives salary or benefits,  but does
not  actively  participate  in  Marsico's  business,   have  access  to  current
information regarding the purchase or sale of Covered Securities by the Funds, or make recommendations regarding those purchases or sales.

11. "Outside Trustee" means each member of the Board of Trustees of the Funds who is not an interested person of the Funds.

12. "Restricted Trading Security" means any security that a Covered Person generally may not PURCHASE because of the prohibition on purchases in Section
D.1. Restricted Trading Securities include, without limitation, shares of common stock or preferred stock in a particular public operating company, shares of closed-end investment companies, corporate bonds, and options or other derivatives based on any of these securities. A Covered Person may OTHERWISE HOLD, ACQUIRE, OR SELL a Restricted Trading Security, as explained in Section D.1.

13. "Security Held or to be Acquired by a Fund" means (1) any Covered Security that within the most recent 15 days (a) is or has been held by one of the Funds; or (b) is being or has been considered by a Fund or MCM for purchase by the Fund; and (2) any option to purchase or sell, and any security convertible into or exchangeable for, such a Covered Security.

14. "Special Account" means a managed account in which a financial adviser, trustee, or other person buys or sells Restricted Trading Securities for a Covered Person (or for a person in whose securities a Covered Person has a Beneficial Ownership interest), provided that the account meets the requirements described in Section D.2.f.(4).

I. FORMS

         Attached to the Code are the following forms:

          o Initial Personal Holdings Report;
          o Quarterly Personal Transaction Report;
          o Annual Personal Holdings Report;
          o Sample Letter to Broker or Other Institution;
          o Initial/Annual Certification of Compliance with Code of Ethics;
          o Approval of Investment in Limited Offering;
          o Approval of Investment in Initial Public Offering;
          o Special Account Certification;
          o Preclearance Form.

Effective date:  November 20, 2003

MCM INITIAL PERSONAL HOLDINGS REPORT
PAGE 19

                     MARSICO CAPITAL MANAGEMENT, LLC ("MCM")
                        INITIAL PERSONAL HOLDINGS REPORT
            TO BE COMPLETED BY ALL NEW MCM EMPLOYEES WITHIN 10 DAYS
                           AFTER BEGINNING EMPLOYMENT

NAME:  ___________________________________

EFFECTIVE DATE (WHEN YOU
BEGAN EMPLOYMENT WITH MCM): _____________________________


1. Please list every "Covered Security" and all Marsico Fund shares and MCM Sub-advised Fund shares in which you had any direct or indirect beneficial ownership interest on the Effective Date, including securities owned by other persons.5

A Covered Security includes shares of exchange-traded funds, unit investment trusts, municipal bonds, closed-end funds, depositary receipts, broker folios, common stock, corporate bonds, hedge funds, and limited partnership interests, among other securities.

A Covered Security does NOT include shares of registered open-end investment companies (mutual funds), direct obligations of the U.S. government, bank CDs, or other high-quality short-term debt.

                                      * * *

You may rely on account statements or confirmations that provide the requested information. To do this, please state below that "Confirmations and/or account statements are attached" (and attach copies).

--------------------------
5 You generally have an indirect beneficial ownership interest in, for example, securities or accounts (1) owned by a relative who lives in your home or whom you support, or by a non-relative who shares significant financial arrangements with you, or (2) managed by an adviser for you or a close relative. Your completion of this report is not an admission for other purposes that you have an ownership interest in securities or accounts reported here.

MCM INITIAL PERSONAL HOLDINGS REPORT
PAGE 20



Please write "None" below if you do not own a direct or indirect interest in a Covered Security.

[chart]
------------------------------------------------------------------------ -------
TITLE AND SYMBOL OF COVERED SECURITY       NUMBER OF SHARES    PRINCIPAL AMOUNT
(including interest rate and                 (if equity)         (if debt)
maturity date if applicable)
------------------------------------------------------------------------ -------



Please write "None" below if you do not own a direct or indirect interest in Marsico Fund shares or MCM Sub-advised Fund shares.

[chart]
-------------------------------------------------------------------------------
MARSICO  FUND  SHARES OR MCM  SUB-ADVISED  FUND SHARES        NUMBER OF SHARES
(please list all shares or attach all relevant account statements and/or confirmations)

-------------------------------------------------------------------------------

2. Please list the name and address of each broker, dealer, bank, or other institution (such as the general partner of a limited partnership, or transfer agent of a company) that maintained an account containing ANY securities held for your direct or indirect benefit on the Effective Date.

Please also list the approximate date the account was established, and registration information including the number of the account and the name in which it is registered (if not your own).

Securities accounts should be listed if they contain any securities, not just Covered Securities. Accounts to be listed include brokerage, IRA, 401(k), profit-sharing, pension, retirement, trust, mutual fund, hedge fund, or limited partnership accounts maintained for you, or for other persons if you have a beneficial ownership interest in the account.6 You need not list accounts that hold no securities, such as a savings account. Your account with the MCM 401(k) plan is already listed for you.


6    You generally have an indirect  beneficial  ownership  interest in accounts owned by persons such as those listed in the previous footnote

MCM INITIAL PERSONAL HOLDINGS REPORT
PAGE 21


[chart]

-----------------------------------------------------------------------------------------------
NAME/ADDRESS OF BROKER, DEALER,           DATE SECURITIES ACCOUNT   ACCOUNT REGISTRATION
BANK, OR OTHER INSTITUTION                WAS ESTABLISHED           (SELF/OTHER)
                                                                     AND NUMBER/S
------------------------------------------------------------------------------------------------

Great-West Life & Annuity Insurance Co.   (Please state       SELF:
401(k) Operations                         approximate date)   MCM 401(k) Plan No. 934587-01,
8525 East Orchard Road                                        Participant Account
Greenwood Village, Colorado 80111                            (Please state all account numbers)

--------------------------------------------------------------------------------
UMB Fund Services, Inc.                   (Please state      (Please state all account numbers)
803 West Michigan Street                  approximate date)
Milwaukee, Wisconsin  53233

3. Please send a letter or other instruction (sample attached) to every broker, dealer, bank, or other institution (such as the general partner of a limited partnership, or transfer agent of a company) that maintained an account for your direct or indirect benefit on the Effective Date.3

The letter or instruction should ask the institution to mail to MCM's compliance department (1) a duplicate confirmation of each transaction in each account, and
(2) a duplicate copy of each periodic account statement. Please attach to this report a copy of each letter or instruction.

                                      * * *

You need not send a letter to the MCM 401(k) plan (which provides information to MCM), or send a letter to UMB about an account that holds only Marsico funds through UMB (which


-----------------
7 You need not send a new letter to an institution if you previously sent a similar letter that references every account maintained at that institution for your benefit on the Effective Date (including accounts maintained for other persons), and you attach a copy to this report.

MCM INITIAL PERSONAL HOLDINGS REPORT
PAGE 22




provides information to MCM). You also need not send a letter to an institution (such as a real estate limited partnership) that holds a securities account for you (such as a record of a partnership interest) but does not itself invest in securities.

CERTIFICATION

I certify that I have responded fully to Request Nos. 1 and 2, and have instructed each broker, dealer, bank, or other institution to provide the information requested in Request No. 3 of this Initial Personal Holdings Report.

Name:      _____________________________________

                          (PLEASE PRINT)

Signature: _____________________________________

Date Submitted: ________________________________

Revised initial personal holdings report3.doc, March 16, 2004, 8:57 AM

MCM QUARTERLY PERSONAL HOLDINGS REPORT
PAGE 23

                     MARSICO CAPITAL MANAGEMENT, LLC ("MCM")
                      QUARTERLY PERSONAL TRANSACTION REPORT
             TO BE COMPLETED BY ALL MCM EMPLOYEES WITHIN TEN DAYS
                          AFTER EACH CALENDAR QUARTER

NAME:8  _______________________________________

CALENDAR QUARTER JUST ENDED:  (please indicate below)

                  1ST Q       2ND Q            3RD Q          4TH Q

                                      200__

1. Please list on page 2 each "transaction" in the past quarter that affected a "Covered Security" or Marsico Fund shares or MCM Sub-advised Fund shares in which you had a direct or indirect beneficial ownership interest.9 A transaction generally happens when someone acquires or disposes of a Covered Security.

A Covered Security includes shares of exchange-traded funds, unit investment trusts, municipal bonds, closed-end funds, depositary receipts, broker folios, common stock, corporate bonds, hedge funds, and limited partnership interests, among other securities.

A Covered Security does NOT include shares of registered open-end investment companies (mutual funds), direct obligations of the U.S. government, bank CDs, or other high-quality short-term debt.

                                      * * *

You may rely on confirmations or account statements that provide the requested information. To do this, please state on page 2 that: (a) "I know my broker/dealer/bank/other institution sent copies of all relevant confirmations and account statements to MCM," if true; or (b) "Confirmations and/or account statements are attached" (and attach copies). Only (b) is acceptable for Marsico Fund shares or Marsico Sub-advised Fund shares.

Please write "None" on page 2 if no transaction in Covered Securities happened this quarter.


-------------

8 This report also serves as MCM's record of every transaction in certain types of securities in which an advisory representative has any direct or indirect beneficial ownership, as required by Rule 204-2(a)(12) under the Investment Advisers Act.

9 You generally have an indirect beneficial ownership interest in, for example, securities or accounts (1) owned by a relative who lives in your home or whom you support, or by a non-relative who shares significant financial arrangements with you, or (2) managed by an adviser for you or a close relative. Your completion of this report is not an admission for other purposes that you have an ownership interest in securities or accounts reported here.

MCM QUARTERLY PERSONAL TRANSACTION REPORT
PAGE 24


-------------- --------------------  ------------  ----------------- ---------------------- ------------------ --------------------
DATE OF        TITLE AND SYMBOL OF   NUMBER OF     PRINCIPAL AMOUNT  NATURE OF TRANSACTION  PRICE OF COVERED   NAME OF BROKER,
TRANSACTION    COVERED SECURITY      SHARES        (if debt)         (purchase, sale,       SECURITY at which  DEALER, OR BANK
               (including interest   (if equity)                     dividend, gift, etc.)  transaction        through which
               rate and maturity                                                            was effected       transaction was
               date if applicable)                                                                             effeced



-------------- --------------------  ------------  ----------------- ---------------------- ------------------ --------------------
DATE OF        TITLE AND SYMBOL OF   NUMBER OF                       NATURE OF TRANSACTION  PRICE OF           NAME OF BROKER,
TRANSACTION    MARSICO FUND SHARES   SHARES                          (purchase, sale,       SECURITY at which  DEALER, OR BANK
               OR MCM SUB-ADVISED                                    dividend, gift, etc.)  transaction was    through which
               FUND SHARES                                                                  effected           transaction was

                                                                                                               effected

(FOR MARSICO FUND SHARES OR MCM SUB-ADVISED FUND SHARES, PLEASE LIST ALL TRANSACTIONS OR ATTACH ALL RELEVANT ACCOUNT STATEMENTS OR CONFIRMATIONS)

MCM QUARTERLY PERSONAL TRANSACTION REPORT
PAGE 25

2. Please list the name and address of each broker, dealer, bank, or other institution (such as the general partner of a limited partnership, or transfer agent of a company) that maintained an account containing ANY securities held for your direct or indirect benefit in the past quarter.

Please also list the approximate date the account was established, and registration information including the number of the account and the name in which it is registered (if not your own).

Securities accounts should be listed if they contain any securities, not just Covered Securities. Accounts to be listed include brokerage, IRA, 401(k), profit-sharing, pension, retirement, trust, mutual fund, hedge fund, or limited partnership accounts maintained for you, or for other persons if you have a beneficial ownership interest in the account.10 You need not list accounts that hold no securities, such as a savings account. Your account with the MCM 401(k) plan is already listed for you.

-------------------------------------------------- ------------------------- ----------------------------------
NAME/ADDRESS OF BROKER, DEALER, BANK, OR OTHER     DATE SECURITIES ACCOUNT   ACCOUNT REGISTRATION
INSTITUTION                                        WAS ESTABLISHED           (SELF/OTHER) AND NUMBER/S
-------------------------------------------------- ------------------------- ----------------------------------
-------------------------------------------------- ------------------------- ----------------------------------
Great-West Life & Annuity Insurance Co.            (Please state             SELF:
401(k) Operations                                  approximate date)         MCM 401(k) Plan No. 934587-01
8525 East Orchard Road                                                       Participant Account
Greenwood Village, Colorado 80111                                           (Please state all account numbers)

-------------------------------------------------- ------------------------- ----------------------------------
UMB Fund Services, Inc.                            (Please state            (Please state all account numbers)
803 West Michigan Street                           approximate date)
Milwaukee, Wisconsin  53233

-------------------------------------------------- ------------------------- ------------------------------------------------

10   You generally have an indirect  beneficial  ownership  interest in accounts owned by persons such as those listed in the previous footnote.

MCM QUARTERLY PERSONAL TRANSACTION REPORT
PAGE 26


3. Please send a letter or other instruction (sample attached) to every broker, dealer, bank, or other institution (such as the general partner of a limited partnership, or transfer agent of a company) that established a NEW account for your direct or indirect benefit in the past quarter.

The letter or instruction should ask the institution to mail to MCM's compliance department (1) a duplicate confirmation of each transaction in each account, and
(2) a duplicate copy of each periodic account statement. Please attach to this report a copy of each letter or instruction.

You need not send a letter to the MCM 401(k) plan (which provides information to MCM), or send a letter to UMB about an account that holds only Marsico funds through UMB (which provides information to MCM). You also need not send a letter to an institution (such as a real estate limited partnership) that holds a securities account for you (such as a record of a partnership interest) but does not itself invest in securities.

4. If you own an interest in a private fund or managed account that invests in securities and is not managed by MCM, please sign the private fund/managed account certification below.

GENERAL QUARTERLY CERTIFICATION

I certify that:

     o    I have responded fully to Request Nos. 1 and 2;

     o I have instructed each broker, dealer, bank, or other institution to provide the information requested in Request No. 3 of this Quarterly Personal Transaction Report;

     o I have signed the private fund/managed account certification below if I own an interest in a private fund or managed account that invests in securities and is not managed by MCM.

Name:      _____________________________________
                          (PLEASE PRINT)

Signature: _____________________________________

Date Submitted: ________________________________

MCM QUARTERLY PERSONAL TRANSACTION REPORT
PAGE 27


                   PRIVATE FUND/MANAGED ACCOUNT CERTIFICATION

I own an interest in a private fund or managed account that invests in securities and is not managed by MCM. I certify that:

     o    THE  MANAGER  OF  THE   FUND/ACCOUNT   HAS  COMPLETE  CONTROL  OF  THE
          FUND/ACCOUNT UNDER A WRITTEN GRANT OF DISCRETION OR OTHER FORMAL AGREEMENT.

     o    I  HAVE  NO  DIRECT  OR  INDIRECT   INFLUENCE   OR  CONTROL  OVER  THE
          FUND/ACCOUNT OR INVESTMENT DECISIONS MADE FOR IT.

     o I (AND ANY RELATED PERSON) HAVE NOT DISCLOSED AND WILL NOT DISCLOSE TO THE FUND/ACCOUNT MANAGER ANY ACTION THAT MCM HAS TAKEN OR MAY TAKE RELATING TO ANY SECURITY, OR ANY CONSIDERATION BY MARSICO OF ANY SECURITY.

     o THE FUND/ACCOUNT MANAGER AND OTHER REPRESENTATIVES OF THE FUND/ACCOUNT HAVE NOT DISCLOSED AND WILL NOT DISCLOSE TO ME ANY INVESTMENT DECISION FOR THE FUND/ACCOUNT UNTIL AFTER IT HAS BEEN IMPLEMENTED.

     o I HAVE REPORTED AND WILL CONTINUE TO REPORT TO MCM THE EXISTENCE OF THE FUND/ACCOUNT IN MY PERIODIC REPORTS.

     o IF REQUESTED, I WILL REPORT THE FUND'S/ACCOUNTS SECURITIES HOLDINGS AND TRANSACTIONS TO MCM.

Name:      _____________________________________
                          (PLEASE PRINT)

Signature: _____________________________________

Date Submitted: ________________________________

Revised quarterly personal transaction report4.doc, March 16, 2004, 8:57 AM

MCM QUARTERLY PERSONAL TRANSACTION REPORT
PAGE 28

                  SAMPLE LETTER TO BROKER OR OTHER INSTITUTION

DATE

INSTITUTION NAME
ADDRESS

         Re: Request for Duplicate Confirmations and Account Statements Account Registration/Name: __________________________
                  Account No/s: ______________________________________

Dear Sir or Madam:

Effective at once, if you are not already doing so, please mail regularly to Marsico Capital Management, LLC:

     (1) A duplicate confirmation of each transaction that occurs in all accounts listed above (and in any related accounts that are open now or in the future); and

     (2) A duplicate copy of all periodic account statements for the same accounts.

The mailing address where the duplicate confirmations and statements should be sent is:

         Marsico Capital Management, LLC
         Attention:  Compliance Department
         1200 17th Street, Suite 1300
         Denver, Colorado  80202

Thank you for your prompt attention to this matter.

Sincerely,

YOUR NAME

cc:  Marsico Capital Management, LLC
       Compliance Department

MCM ANNUAL PERSONAL HOLDINGS REPORT
PAGE 29

                     MARSICO CAPITAL MANAGEMENT, LLC ("MCM")
                         ANNUAL PERSONAL HOLDINGS REPORT
   TO BE COMPLETED BY ALL MCM EMPLOYEES ANNUALLY WITHIN 30 DAYS AFTER JUNE 30

NAME:  _____________________________________

EFFECTIVE DATE:  (please indicate)  June 30, 200___
                                                   -

1. Please list every "Covered Security" and all Marsico Fund shares and MCM Sub-advised Fund shares in which you had any direct or indirect beneficial ownership interest on the Effective Date, including securities owned by other persons.11

A Covered Security includes shares of exchange-traded funds, unit investment trusts, municipal bonds, closed-end funds, depositary receipts, broker folios, common stock, corporate bonds, hedge funds, and limited partnership interests, among other securities.

A Covered Security does NOT include shares of registered open-end investment companies (mutual funds), direct obligations of the U.S. government, bank CDs, or other high-quality short-term debt.

                                      * * *

You may rely on account statements or confirmations that provide the requested information. To do this, please state below that: (a) "I know my broker/dealer/bank/other institution sent copies of all relevant account statements and confirmations to MCM," if true; or (b) "Confirmations and/or account statements are attached" (and attach copies). Only (b) is acceptable for Marsico Fund shares or Marsico Sub-advised Fund shares.


------------------

11 You generally have an indirect beneficial ownership interest in, for example, securities or accounts (1) owned by a relative who lives in your home or whom you support, or by a non-relative who shares significant financial arrangements with you, or (2) managed by an adviser for you or a close relative. Your completion of this report is not an admission for other purposes that you have an ownership interest in securities or accounts reported here.

MCM ANNUAL PERSONAL HOLDINGS REPORT
PAGE 30


Please write "None" below if you do not own a direct or indirect interest in a Covered Security.

------------------------------------------------------------------------ ------------------- -----------------
TITLE AND SYMBOL OF COVERED SECURITY (including interest rate and        NUMBER OF SHARES    PRINCIPAL AMOUNT
maturity date if applicable)                                             (if equity)         (if debt)
------------------------------------------------------------------------ ------------------- ------------------


Please write "None" below if you do not own a direct or indirect interest in Marsico Fund shares or Marsico Sub-advised Fund shares.

-------------------------------------------------------------------------------
MARSICO FUND SHARES OR MCM  SUB-ADVISED                NUMBER OF SHARES
FUND SHARES  (please list all shares or
attach all relevant account statements
and/or confirmations)

-------------------------------------------------------------------------------


2. Please list the name and address of each broker, dealer, bank, or other institution (such as the general partner of a limited partnership, or transfer agent of a company) that maintained an account containing ANY securities held for your direct or indirect benefit on the Effective Date.

Please also list the approximate date the account was established, and registration information including the number of the account and the name in which it is registered (if not your own).

Securities accounts should be listed if they contain any securities, not just Covered Securities. Accounts to be listed include brokerage, IRA, 401(k), profit-sharing, pension, retirement, trust, mutual fund, hedge fund, or limited partnership accounts maintained for you, or for other persons if you have a beneficial ownership interest in the account.12 You need not list accounts that hold no securities, such as a savings account. Your account with the MCM 401(k) plan is already listed for you.



-------------------
12   You generally have an indirect beneficial ownership interes in acounts owned by persons such as those listed in the previous footnote.

MCM ANNUAL PERSONAL HOLDINGS REPORT
PAGE 31



-----------------------------------------------------------------------------------------------
NAME/ADDRESS OF BROKER, DEALER,            DATE SECURITIES ACCOUNT   ACCOUNT REGISTRATION
BANK, OR OTHER INSTITUTION                 WAS ESTABLISHED           (SELF/OTHER) AND NUMBER/S
------------------------------------------------------------------------------------------------

Great-West Life & Annuity Insurance Co.    (Please state             SELF:
401(k) Operations                          approximate date)         MCM 401(k) Plan No. 934587-01,
8525 East Orchard Road                                               Participant Account
Greenwood Village, Colorado 80111                                    (Please state all account numbers)

-------------------------------------------------------------------------------------------------------
UMB Fund Services, Inc.                   (Please state              (Please state all account numbers)
803 West Michigan Street                  approximate date)
Milwaukee, Wisconsin  53233

-------------------------------------------------------------------------------------------------------

3. Please send a letter or other instruction (sample attached) to every broker, dealer, bank, or other institution (such as the general partner of a limited partnership, or transfer agent of a company) that maintained an account for your direct or indirect benefit on the Effective Date.9

The letter or instruction should ask the institution to mail to MCM's compliance department (1) a duplicate confirmation of each transaction in each account, and
(2) a duplicate copy of each periodic account statement. Please attach to this report a copy of each letter or instruction.

                                      * * *

You need not send a letter to the MCM 401(k) plan (which provides information to MCM), or send a letter to UMB about an account that holds only Marsico funds through UMB (which provides information to MCM). You also need not send a letter to an institution (such as a real

-----------

13 You need not send a new letter to an institution if you previously sent a similar letter that references every account maintained at that institution for your benefit on the Effective Date (including accounts maintained for other persons), and you attach a copy to this report.

MCM ANNUAL PERSONAL HOLDINGS REPORT
PAGE 32


estate limited partnership) that holds a securities account for you (such as a record of a partnership interest) but does not itself invest in securities.

CERTIFICATION

I certify that I have responded fully to Request Nos. 1 and 2, and have instructed each broker, dealer, bank, or other institution to provide the information requested in Request No. 3 of this Annual Personal Holdings Report.

Name:      _____________________________________

                          (PLEASE PRINT)

Signature: _____________________________________

Date Submitted: ________________________________

Revised annual personal holdings report4.doc, March 16, 2004, 8:57 AM

MCM SAMPLE LETTER TO BROKER OR OTHER INSTITUTION
PAGE 33

                  SAMPLE LETTER TO BROKER OR OTHER INSTITUTION

DATE

INSTITUTION NAME
ADDRESS

         Re: Request for Duplicate Confirmations and Account Statements Account Registration/Name: __________________________
                  Account No/s: ______________________________________

Dear Sir or Madam:

Effective at once, if you are not already doing so, please mail regularly to Marsico Capital Management, LLC:

     (1) A duplicate confirmation of each transaction that occurs in all accounts listed above (and in any related accounts that are open now or in the future); and

     (2) A duplicate copy of all periodic account statements for the same accounts.

The mailing address where the duplicate confirmations and statements should be sent is:

         Marsico Capital Management, LLC
         Attention:  Compliance Department
         1200 17th Street, Suite 1300
         Denver, Colorado  80202

Thank you for your prompt attention to this matter.

Sincerely,

YOUR NAME

cc:  Marsico Capital Management, LLC
       Compliance Department

MCM INITIAL CERTIFICATION OF COMPLIANCE WITH CODE OF ETHICS
PAGE 34

                       INITIAL CERTIFICATION OF COMPLIANCE
                             WITH THE CODE OF ETHICS
                       OF MARSICO CAPITAL MANAGEMENT, LLC
                         AND THE MARSICO INVESTMENT FUND
                    TO BE COMPLETED BY ALL NEW MCM EMPLOYEES


I hereby acknowledge receipt of the Code of Ethics (the "Code") of Marsico Capital Management, LLC ("MCM") and the Marsico Investment Fund. I hereby certify that I (i) recently have read the Code (including any updates) and understand its provisions; (ii) will comply with the Code; (iii) have fully and accurately disclosed to MCM all of my securities holdings as required by the Code; and (iv) have requested brokerage confirmations and monthly account statements for all my securities accounts to be provided directly by my broker or bank or other institution to MCM as required by the Code.

Name:             _________________________________
                  (Please print or type clearly)

Signature:        _________________________________

Date:             _________________________________

MCM ANNUAL CERTIFICATION OF COMPLIANCE WITH CODE OF ETHICS
PAGE 35

                       ANNUAL CERTIFICATION OF COMPLIANCE
                             WITH THE CODE OF ETHICS
                       OF MARSICO CAPITAL MANAGEMENT, LLC
                         AND THE MARSICO INVESTMENT FUND
                      TO BE COMPLETED BY ALL MCM EMPLOYEES
                       AFTER THE END OF EACH CALENDAR YEAR


I hereby acknowledge receipt of the Code of Ethics (the "Code") of Marsico Capital Management, LLC ("MCM") and the Marsico Investment Fund. I hereby certify that I (i) recently have re-read the Code (including any updates) and understand its provisions; (ii) have complied with and will continue to comply with the requirements of the Code; (iii) have fully and accurately disclosed to MCM all of my securities holdings and personal securities transactions on a quarterly and annual basis as required by the Code; and (iv) have requested brokerage confirmations and monthly account statements for all my securities accounts to be provided directly by my broker or bank or other institution to MCM as required by the Code.

Name:             _________________________________
                  (Please print or type clearly)

Signature:        _________________________________

Date:             _________________________________

MCM APPROVAL OF INVESTMENT IN LIMITED OFFERING
PAGE 36

                   APPROVAL OF INVESTMENT IN LIMITED OFFERING

I                                   , hereby certify as follows:
  ----------------------------------
         (PRINT NAME)

I seek the approval of Marsico Capital Management, LLC ("MCM") to invest in a Limited Offering (such as an interest in a private company or a hedge fund), as required by SEC rules and the Code of Ethics. The Limited Offering is an unregistered offering in:

(please circle number)

1. A private operating company or partnership that does not invest in securities. I believe that my investment in this company or partnership will not appropriate for myself an investment opportunity that should be reserved for MCM's clients, and will not conflict with the interests of MCM's clients, for the following reasons:

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2. A hedge  fund or other  unregistered  investment  company  that is advised or subadvised by MCM.

3. Any other hedge fund or other unregistered investment company that invests in securities. I have listed below the name of the fund, name of the fund manager, and any facts supporting my desire to invest in the fund.

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

MCM APPROVAL OF INVESTMENT IN LIMITED OFFERING
PAGE 37

I further certify that my investment in this hedge fund or other unregistered investment company will meet the following requirements:

         (a) The fund manager will have complete control over the fund under a written grant of discretion or other formal arrangement described above, and I will have no direct or indirect influence or control over the fund or investment decisions made for it;

         (b) I (and any related person) will not disclose to the fund manager or any representative of the fund any action that Marsico may take or has or has not taken, or any consideration by Marsico of any security;

         (c) The fund manager and other fund representatives will not disclose to me any investment decision to be implemented for the fund until after the decision has been implemented; and

         (d) I will report to MCM the EXISTENCE of the fund account in my periodic holdings and transaction reports. I will report SECURITIES HOLDINGS AND TRANSACTIONS IN the fund through account statements or otherwise if requested, and meet any additional conditions stated below.

4. An unregistered interest in stock options or other deferred compensation. I believe that my receipt of these options or other compensation will not appropriate for myself an investment opportunity that should be reserved for MCM's clients, and will not conflict with the interests of MCM's clients, for the following reasons:

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Name:    __________________________________
         (Signature)

Date:    __________________________________

Approved:________________________________
        (General Counsel or Compliance Department)

Date:    __________________________________

MCM APPROVAL OF INVESTMENT IN LIMITED OFFERING
PAGE 38

Additional Conditions:

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Approval of Limited Offering.doc 03/16/2004

MCM APPROVAL OF INVESTMENT IN INITIAL PUBLIC OFFERING
PAGE 39

                APPROVAL OF INVESTMENT IN INITIAL PUBLIC OFFERING

I                                   , hereby certify as follows:
  ----------------------------------
         (PRINT NAME)

I seek the approval of Marsico Capital Management ("MCM") to invest in an Initial Public Offering ("IPO"), as required by SEC rules and the Code of Ethics.

A. The IPO will be a public offering by an issuer described below: (please circle number below)

         1. An issuer whose publicly issued securities I already own is making a rights offering under which all public shareholders may purchase a limited number of shares of an IPO. MCM has granted approval in the Code to invest in IPOs involving this type of rights offering.

         2. An issuer whose privately issued securities I already own is offering private shareholders the opportunity to purchase shares of an IPO. I believe that my investment in IPO securities offered by this issuer will not appropriate for myself an investment opportunity that should be reserved for MCM's clients, and will not conflict with the interests of MCM's clients, for the following reasons:

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         3. An issuer will offer me the right to  purchase  shares of an IPO for reasons not stated above. I believe that my investment in IPO securities offered by this issuer will not appropriate for myself an investment opportunity that should be reserved for MCM's clients, and will not conflict with the interests of MCM's clients, for the following reasons:

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
MCM APPROVAL OF INVESTMENT IN LIMITED OFFERING
PAGE 40



B. I agree that if MCM grants approval to invest in the IPO, I will comply with any restriction on the subsequent sale of the securities that MCM chooses to impose, including waiting for at least a fixed period of time (such as 90 days) after the offering before selling the securities. I will also comply with the pre-approval, holding period, and blackout period requirements of the Code for the sale of the securities.

Name:    __________________________________
         (Signature)

Date:    __________________________________

Approved:________________________________
              (General Counsel or Compliance Department)

Date:    __________________________________

Additional Conditions:

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Approval of Initial Public Offering.doc  03/16/2004

MCM SPECIAL ACCOUNT CERTIFICATION
PAGE 41

                          SPECIAL ACCOUNT CERTIFICATION

I                                   , hereby certify as follows:
  ----------------------------------
         (PRINT NAME)

I seek the approval of Marsico Capital Management ("MCM") to hold an interest in a managed Special Account through which a financial adviser, trustee, or other person may buy or sell Restricted Trading Securities for me (or for another person in whose securities I have a Beneficial Ownership interest). Approval is required by the Code of Ethics.

I have listed below the Special Account, registration number, name of the financial adviser, trustee, or other person who will manage the Special Account, and any facts supporting my desire to hold an interest in the Special Account.

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I certify that my  investment  in this Special  Account will meet the  following requirements:

         (a) The financial adviser, trustee, or other person who manages the Special Account will have complete control over the account under a written grant of discretion or other formal arrangement described above, and I will have no direct or indirect influence or control over the Special Account or investment decisions made for it;

         (b) I (and any related person) will not disclose to the financial adviser, trustee, or other person who manages the Special Account any action that Marsico may take or has or has not taken, or any consideration by Marsico of any security;

         (c) The  financial  adviser,  trustee,  or other person who manages the
Special Account will not disclose to me any investment decision to be implemented for the Special Account until after the decision has been implemented; and

         (d) I will report to MCM the EXISTENCE of the Special Account in my periodic holdings and transaction reports. I will report SECURITIES HOLDINGS AND TRANSACTIONS IN the Special Account through account statements or otherwise if requested, and meet any additional conditions stated below.

MCM SPECIAL ACCOUNT CERTIFICATION
PAGE 42


Name:    __________________________________
         (Signature)

Date:    __________________________________

Approved:________________________________
              (General Counsel or Compliance Department)

Date:    __________________________________

Additional Conditions:

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Special Acct Cert.doc  3/16/04

MCM PRECLEARANCE FORM
PAGE 43

                                PRECLEARANCE FORM

Employee Name
             ----------------------------------------

Person on whose Behalf Trade is Being Done (if different) ----------------------

Broker ----------------        Brokerage Account Number  --------------------

Security/Fund  ----------------------         Ticker Symbol  ------------------

Number of Shares or Units -----------       Price per Share or Unit -----------

Approximate Total Price
                       ---------------------

Do you, or does anyone you know of at Marsico Capital Management, LLC ("MCM"), possess material, non-public information about the issuer?
                   Yes                No
                       ------          -------
(not applicable to sales of Marsico Fund shares or Marsico Sub-advised Fund shares)

To the best of your knowledge, is the requested transaction consistent with the letter and spirit of the MCM Code of Ethics?
              Yes               No
                  ------           -------

Have you acquired the securities within the last 60 days? Yes No (attach 90-day transaction history for Marsico Fund shares or Marsico Sub-advised Fund shares) I CERTIFY THAT THE ABOVE INFORMATION IS COMPLETE AND ACCURATE.

------------------------------              ----------------------
SIGNATURE                                   DATE

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                       FOR COMPLIANCE DEPARTMENT USE ONLY

INFORMATION FROM TRADING DESK:

         Current Orders on desk?
                                -------------------------------------------

         Traded within the last 7 days?
                                         --------------------------------
         Portfolio managers planning on trading in next 7 days?

Remarks:
        ---------------------------------------------------------------------

APPROVAL/DISAPPROVAL

Approved: Y                  N
           ------------------ --------------

Approval returned to employee on (date)
                                       -----------------------------------

Approved by                            Date:             Signature:
           -----------------------     -------------     ----------------------
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MCM PRECLEARANCE FORM.doc  3/16/04